As filed with the Securities and Exchange Commission on April 14, 2000
Securities Act File No. 333- Investment Company Act File No. 811-6180

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.
(Check appropriate box or boxes)

Merrill Lynch Global Utility Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Global Utility Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund: Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Joel H. Goldberg, Esq.	Michael J. Hennewinkel, Esq. Merrill Lynch Asset Management, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

Approximate Date of Proposed Public Offering:
As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
Title of Securities Being Registered: Common stock Par Value $0.10 per share.
No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH UTILITY INCOME FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2000
TO THE SHAREHOLDERS OF MERRILL LYNCH UTILITY INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch Utility Income Fund, Inc. (“Utility Income Fund”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on June 27, 2000 at 10:00 a.m., Eastern time, for the following purposes:

(1)	To approve or disapprove an Agreement and Plan of Reorganizaton (the“Agreement and Plan”) providing for the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Utility Income Fund by Merrill Lynch Global Utility Fund, Inc. (“Global Utility Fund”), solely in exchange for an equal aggregate value of newly-issued shares of Global Utility Fund (the “Reorganization”). The Agreement and Plan also provides for distribution of such shares of Global Utility Fund to shareholders of Utility Income Fund in liquidation of Utility Income Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation of Utility Income Fund, its dissolution as a Maryland corporation and the termination of its registration under the Investment Company Act of 1940, as amended; and

(2)	To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Utility Income Fund has fixed the close of business on May 2, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the shareholders of Utility Income Fund entitled to vote at the Meeting will be available and open to the examination of any shareholders of Utility Income Fund for any purpose germane to the Meeting during ordinary business hours from and after June __, 2000 at the offices of Utility Income Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Utility Income Fund.

By Order of the Board of Directors, IRA P. SHAPIRO SECRETARY

Plainsboro, New Jersey Dated: [---------], 2000

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

SUBJECT TO COMPLETION
PRELIMINARY PROXY STATEMENT AND PROSPECTUS
DATED [-------------], 2000
MERRILL LYNCH UTILITY INCOME FUND, INC.
MERRILL LYNCH GLOBAL UTILITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

SPECIAL MEETING OF SHAREHOLDERS OF MERRILL LYNCH UTILITY INCOME FUND, INC.

June 27, 2000

This Proxy Statement and Prospectus (this “Proxy Statement and Prospectus”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Utility Income Fund, Inc. (“Utility Income Fund”) for use at a meeting to be held on June 27, 2000 (the “Meeting”) called to approve or disapprove a proposed reorganization that would be carried out pursuant to an Agreement and Plan of Reorganization (the “Agreement and Plan”) between Utility Income Fund and Merrill Lynch Global Utility Fund, Inc. (“Global Utility Fund”). In the reorganization, (i) Global Utility Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of Utility Income Fund solely in exchange for an equal aggregate value of newly-issued shares of Global Utility Fund, which shares will be of the same class (including the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges, if any) (collectively, the “Corresponding Shares”) as the shares of Utility Income Fund outstanding immediately prior to the Reorganization (as defined below); (ii) Utility Income Fund will distribute the Corresponding Shares to its shareholders; and (iii) Utility Income Fund will liquidate, dissolve as a Maryland corporation and deregister under the Investment Company Act of 1940, as amended (the “Investment Company Act”)(collectively, the “Reorganization”).

In this Proxy Statement and Prospectus, we use the term “Fund” to refer to either Utility Income Fund or Global Utility Fund, and the term “Combined Fund” or “Pro Forma Combined Fund” to refer to Global Utility Fund after the Reorganization.

Both Utility Income Fund and Global Utility Fund are diversified, open-end management investment companies registered under the Investment Company Act. Utility Income Fund’s investment objective is to seek high current income by investing at least 65% of its total assets in equity and debt securities issued by companies that Fund management believes are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water (“Utility Companies”). Global Utility Fund’s investment objective is to seek both capital appreciation and current income by investing at least 65% of its total assets in equity and debt securities issued by domestic and foreign Utility Companies.

Additional Information

Additional information about the Funds is available in other documents that have been filed with the Securities and Exchange Commission. These other documents are available, without charge, by writing either Utility Income Fund or Global Utility Fund at the address above, or by calling 1-800-MER-FUND. These documents are: (i) the current prospectus relating to Global Utility Fund, dated March 28, 2000, as supplemented (the “Global Utility Fund Prospectus”) (a copy accompanies this Proxy Statement and Prospectus and is incorporated herein by reference); (ii) the Annual Report to Shareholders of Global Utility Fund for the year ended November 30, 1999 (a copy also accompanies this Proxy Statement and Prospectus); (iii) a statement of additional information relating to Global Utility Fund, dated March 28, 2000 (the “Global Utility Fund Statement”); (iv) a prospectus of Utility Income Fund, dated December 8, 1999, as supplemented (the “Utility Income Fund Prospectus”) (which prospectus is also incorporated herein by reference) and (v) a statement of additional information relating to Utility Income Fund, dated December 8, 1999 (the “Utility Income Fund Statement”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Proxy Statement and Prospectus is May [__], 2000.

This Proxy Statement and Prospectus sets forth concisely the information about Global Utility Fund that shareholders of Utility Income Fund should know before considering the Reorganization and should be retained for future reference. Utility Income Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

A statement of additional information relating to the Reorganization (the “Statement of Additional Information”), including pro forma financial statements of Utility Income Fund and Global Utility Fund giving effect to the consummation of the Reorganization, is on file with the Commission. The Statement of Additional Information is available from Global Utility Fund without charge, upon request by calling the toll free telephone number set forth above or by writing Global Utility Fund at its principal executive offices. The Statement of Additional Information, dated May [__], 2000 is incorporated by reference into this Proxy Statement and Prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Utility Fund Prospectus, the Utility Income Fund Prospectus, the Global Utility Fund Statement, the Utility Income Fund Statement, other material incorporated by reference and other information regarding the Funds.

The address of the principal executive offices of both Utility Income Fund and Global Utility Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

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INTRODUCTION

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Utility Income Fund for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on June 27, 2000, at
[10.00 a.m.], Eastern time. The mailing address for Utility Income Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is [May __, 2000].

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Utility Income Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan.

The Board of Directors of Utility Income Fund has fixed the close of business on May 2, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Approval of the Agreement and Plan will require the affirmative vote of Utility Income Fund shareholders representing not less than a majority of the total number of votes entitled to be cast thereon. Shareholders will vote as a single class on the proposal to approve the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote (“broker non-votes”) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have the same effect of votes against approval of the Agreement and Plan. Each share of Utility Income Fund is entitled to one vote. See “Information Concerning the Meeting.”

The Board of Directors of Utility Income Fund currently knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit 1.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Utility Income Fund by Global Utility Fund solely in exchange for an equal aggregate value of Corresponding Shares and the subsequent distribution of such Corresponding Shares to the shareholders of Utility Income Fund; and (ii) the subsequent liquidation of Utility Income Fund, its dissolution as a Maryland corporation and its deregistration as an investment company.

The Reorganization

At meetings of the Board of Directors of Utility Income Fund and Global Utility Fund held on March 31, 2000, each Board unanimously approved a proposal that Global Utility Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Utility Income Fund solely in exchange for an equal aggregate value of Corresponding Shares to be distributed to the shareholders of Utility Income Fund.

Based upon their evaluation of all relevant information, the Directors of Utility Income Fund have determined that the Reorganization will potentially benefit the shareholders of Utility Income Fund. Specifically, the Directors considered that, after the Reorganization, Utility Income Fund shareholders will remain invested in a diversified open-end fund that invests at least 65% of its total assets in equity and debt securities issued by Utility Companies. Additionally, the total operating expenses of shares of the Combined Fund, as a percentage of net assets, will be less than the current operating expenses for Utility Income Fund. See “Summary — Pro Forma Fee Tables”; and “The Reorganization — Potential Benefits to Shareholders as a Result of the Reorganization.”

The Board of Directors of Utility Income Fund, including a majority of the Directors who are not “interested persons,” as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Utility Income Fund. In addition, since the Corresponding Shares will be issued at net asset value and the shares of Utility Income Fund will be valued at net asset value for the purposes of the exchange by the shareholders of Utility Income Fund of such shares for the Corresponding Shares, the holders of the share of Utility Income Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Utility Income Fund would hold a smaller percentage of ownership in Global Utility Fund than he or she did in Utility Income Fund prior to the Reorganization.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals are obtained, provided that Utility Income Fund and Global Utility Fund have obtained prior to that time either a favorable private letter ruling from the

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Internal Revenue Service (the “IRS”) concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of Utility Income Fund, at any time prior to the Exchange Date (as defined herein), (i) by mutual consent of the Boards of Directors of Utility Income Fund and Global Utility Fund; (ii) by the Board of Directors of Utility Income Fund if any condition to Utility Income Fund’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Utility Fund if any condition to Global Utility Fund’s obligations has not been fulfilled or waived by such Board.

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Pro Forma Fee Table for Class A and Class B Shareholders of Utility Income Fund, Global Utility Fund and the Combined Fund as of February 29, 2000 (unaudited)

	Class A Shares			Class B Shares (b)
	Actual			Actual
	Utility Income Fund	Global Utility Fund	Pro Forma Combined	Utility Income Fund	Global Utility Fund	Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment (a)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%(c)	4.00%(c)	4.00%(c)	None	None	None

Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	None(d)	4.00% during the first year, decreasing 1.00% annually thereafter to 0.00% after the fourth year(c)	4.00% during the first year, decreasing 1.00% annually thereafter to 0.00% after the fourth year(c)	4.00% during the first year, decreasing 1.00% annually thereafter to 0.00% after the fourth year(c)
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.55%	0.60%	0.60%	0.55%	0.60%	0.60%

Distribution and/or Service (12b-1)Fees (e)	None	None	None	0.75%	0.75%	0.75%

Other Expenses (including transfer agency fees) (f)	0.84%	0.22%	0.22%	0.84%	0.22%	0.22%

Total Annual Fund Operating Expenses	1.39%	.82%	.82%	2.14%	1.57%	1.57%

See footnotes page.

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(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See “Comparison of Funds—Purchase of Shares.”
(c)	Some investors may qualify for reductions in the sales charge (load). See “Comparison of the Funds—Purchase of Shares.”
(d)	Shareholders may pay a deferred sales charge upon purchases of $1 million or more that are redeemed within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Memorandum and in other materials of the Funds. For shareholders who hold Class B or Class C shares for a long time, it may cost such shareholders more in distribution (12b-1) fees than the maximum sales charge that shareholders would have paid if you held one of the other classes of shares. See “Comparison of the Funds—Purchase of Shares.”
(f)	Each Fund pays the transfer agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the transfer agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. The fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal years ended August 31, 1999 and November 30, 1999, Utility Income Fund and Global Utility Fund paid their respective transfer agents fees totaling $84,904 and $393,235, respectively. See “Comparison of the Funds -- Additional Information—Transfer Agent, Dividend Disbursing Agent and Registrar” in the draft Proxy Statement and Prospectus. MLAM provides accounting services to each Fund at its cost. For the fiscal year ended August 31, 1999 and November 30, 1999, Utility Income Fund and Global Utility Fund reimbursed MLAM $63,913 and $91,301 for these services, respectively.

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Example:                                Cumulative Expenses Paid on Class A and Class B Shares for the Periods Indicated:

	Class A Shares				Class B Shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

An investor would pay the following
  expenses  on a $10,000 investment,
  assuming (1) the  Total Annual Fund
  Operating Expenses set  forth above
   for the relevant Fund,  (2) a 5% annual
   return throughout the
   periods and (3) redemption at the end
   of the period (including any applicable
   CDSC on Class B shares):

Utility Income Fund Global Utility Fund Combined Fund†	$536 $480 $480	$822 $651 $651	$ 1,130 $ 837 $ 837	$2,002 $1,373 $1,373	$617 $560 $560	$870 $696 $696	$1,149 $ 855 $ 855	$2,472 $1,867 $1,867
An investor would pay the following expenses on the same $10,000 investment assuming no redemption at the end of the period:
Utility Income Fund Global Utility Fund Combined Fund†	$536 $480 $480	$822 $651 $651	$1,130 $ 837 $ 837	$2,002 $1,373 $1,373	$217 $160 $160	$670 $496 $496	$1,149 $ 855 $ 855	$2,472 $1,867 $1,867

†	Assuming the Reorganization had taken place on February 29, 2000.

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Pro Forma Fee Table for Class C and Class D Shareholders of Utility Income Fund, Global Utility Fund and the Combined Fund as of February 29, 2000 (unaudited)

	Class C Shares			Class D Shares
	Actual			Actual
	Utility Income Fund	Global Utility Fund	Pro Forma Combined	Utility Income Fund	Global Utility Fund	Pro Forma Combined

Shareholder Fees (fees paid directly from shareholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.00%(b)	4.00%(b)	4.00%(b)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00% for one year(b)	1.00% for one year(b)	1.00% for one year(b)	None(c)	None(c)	None(c)
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses thatare deducted from Fund assets):
Management Fees	0.55%	0.60%	0.60%	0.55%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(d)	0.80%	0.80%	0.80%	0.25%	0.25%	0.25%
Other Expenses (including transfer agency fees)(e)	0.84%	0.22%	0.22%	0.84%	0.22%	0.22%
Total Annual Fund Operating Expenses	2.19%	1.62%	1.62%	1.64%	1.07%	1.07%

See footnotes page.

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(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Some investors may qualify for reductions in the sales charge (load). See “Comparison of the Funds—Purchase of Shares.”
(c)	Shareholders may pay a deferred sales charge upon purchases of $1 million or more that are redeemed within one year.
(d)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Memorandum and in other materials of the Funds. For shareholders who hold Class B or Class C shares for a long time, it may cost such shareholders more in distribution (12b-1) fees than the maximum sales charge that shareholders would have paid if you held one of the other classes of shares. See “Comparison of the Funds—Purchase of Shares” in the draft Proxy Statement and Prospectus.
(e)	Each Fund pays the transfer agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the transfer agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. The fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal years ended August 31, 1999 and November 30, 1999, Utility Income Fund and Global Utility Fund paid their respective transfer agents fees totaling $84,904 and $393,235, respectively. See “Comparison of the Funds—Additional Information—Transfer Agent, Dividend Disbursing Agent and Registrar” in the draft Proxy Statement and Prospectus. MLAM provides accounting services to each Fund at its cost. For the fiscal year ended August 31, 1999 and November 30, 1999, Utility Income Fund and Global Utility Fund reimbursed MLAM $63,913 and $91,301 for these services, respectively.

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Example:                                Cumulative Expenses Paid on Class C and Class D Shares for the Periods Indicated:

	Class C Shares				Class D Shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

An investor would pay the
    following expenses on a
    $10,000 investment,
    assuming (1) the Total
    Annual Fund Operating
    Expenses set forth above the
    relevant Fund, (2) a 5%
    annual return throughout the
    periods and (3) redemption at
    the end of the period.

Utility Income Fund Global Utility Fund Combined Fund†	$322 $265 $265	$685 $511 $511	$1,175 $ 881 $ 881	$2,524 $1,922 $1,922	$560 $505 $505	$897 $727 $727	$1,256 $ 967 $ 967	$2,266 $1,653 $1,653
An investor would pay the following expenses on the same $10,000 investment assuming no redemption at the end of the period:
Utility Income Fund Global Utility Fund Combined Fund†	$222 $165 $165	$685 $511 $511	$1,175 $ 881 $ 881	$2,524 $1,922 $1,922	$560 $505 $505	$897 $727 $727	$1,256 $ 967 $ 967	$2,266 $1,653 $1,653

†	Assumes the Reorganization had taken place on February 29, 2000.

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The Funds

Utility Income Fund	Utility Income Fund is a Maryland corporation incorporated on July 14, 1993 under the laws of the State of Maryland. It commenced operations on October 29, 1993. Utility Income Fund is a diversified, open-end management investment company.

As of February 29, 2000, Utility Income Fund had net assets of approximately $38,855,642.

Global Utility Fund	Global Utility Fund is a Maryland corporation incorporated on September 26, 1990 under the laws of the State of Maryland. It commenced operations on December 28, 1990. Global Utility Fund is a diversified, open-end management investment company. It is expected that after the Reorganization, Global Utility Fund will change its name to Merrill Lynch Utilities and Telecommunications Fund, Inc.

As of February 29, 2000, Global Utility Fund had net assets of approximately $389,727,069.

Comparison of the Funds	Investment Objectives

Utility Income Fund’s investment objective is to seek high current income through investment of at least 65% of its total assets in equity and debt securities issued by companies that management of the Fund believes are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water (“Utility Companies”).

Global Utility Fund’s investment objective is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign Utility Companies.

Investment Policies

General. Both Funds may invest in common stock, bonds and preferred stock. Each Fund may change its allocation among these types of investments as it

11

believes appropriate to seek to meet its investment objective.

In selecting securities, Utility Income Fund emphasizes securities of Utility Companies that have strong financial characteristics and are paying above-average dividends or yields. Utility Income Fund analyzes the dividend that a Utility Company stock pays and whether the company has the ability to continue paying the dividend in the future. Similarly, when selecting bonds, Utility Income Fund considers the yield a bond provides and whether the company has the ability to continue paying that yield. Utility Income Fund assesses the financial strength of the Utility Company by considering factors such as financial resources, quality of management and overall business prospects.

Global Utility Fund invests primarily in equity securities and, in selecting securities for its portfolio, emphasizes securities of Utility Companies that have strong financial characteristics. Fund management selects the countries and securities in which Global Utility Fund will invest by a combination approach of top-down and bottom- up investment analysis. First, Fund management selects countries through top-down research and analysis of such factors as data and forecasts about general regional economic strength, political and economic stability, and valuation of currency. Next, Fund management assesses the financial strength of individual Utility Companies using a bottom-up examination that considers such factors as financial resources, quality of management and overall business prospects for the Utility Company in comparison to its worldwide industry peers.

To meet its objective of current income, Global Utility Fund may invest in United States Utility Companies that are often characterized as value investments because they pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of

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common stocks issued by domestic Utility Companies historically have significantly exceeded those of industrial companies’ common stocks. To meet its objective of capital appreciation, Global Utility Fund may invest in foreign Utility Companies, which are viewed more as growth investments than are the securities of U.S. Utility Companies as they tend to pay a lower dividend and may have a greater potential for growth than U.S. Utility Companies. Some U.S. Utility Companies may also be selected for their growth potential.

In selecting investments, a common theme for each Fund is to seek Utility Companies that may prosper in a deregulated environment. Historically, Utility Companies have been highly regulated. Currently, there is a growing movement in the United States and worldwide to deregulate Utility Companies, particularly electric utility and telecommunication companies, and permit greater competition among them. MLAM believes that deregulation may allow Utility Companies to increase their earnings at a faster rate than was allowed in a regulated environment.

Foreign Securities. Normally, Global Utility Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries, although Fund management anticipates that the Fund will invest more of its assets in U.S. securities than in securities of any other single country. Utility Income Fund may invest up to 20% of its total assets in securities of foreign issuers. Additionally, Global Utility Fund may invest in emerging markets while Utility Income Fund normally will not invest in emerging markets.

Debt Securities. The bonds in which each Fund invests generally are limited to those rated investment grade, although each Fund may invest up to 5% of its total assets in lower rated debt securities (junk bonds).

Other Policies. Each Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. Except during temporary defensive periods, neither Fund’s investment in

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short-term securities will exceed 20% of its total assets. During temporary defensive periods, each Fund may invest more heavily in these securities, without limitation. Each Fund may also increase its investments in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to equities when management believes it is advisable to do so, or to meet redemptions.

Derivatives. Both Funds may use derivatives, including options on securities and securities indices, futures, options on financial futures, spot and forward foreign exchange transactions and options on currencies. Both Funds may use derivatives for non-hedging purposes only through writing covered options on portfolio securities. Both Funds may write covered put or covered call options; however Utility Income Fund may not write covered put or covered call options if the assets used as cover have an aggregate value of greater than 50% of the Fund’s net assets. Global Utility Fund is not subject to a similar restriction.

Other Policies. Both Funds are diversified within the meaning of the Investment Company Act. Accordingly, as a fundamental restriction, with respect to 75% of its assets, each Fund may invest no more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one company. In addition, each Fund has a fundamental policy of concentrating its investments in the utility industry and not concentrating its investments in any other industry. That is, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry other than the utility industry (excluding the U.S. Government, its agencies and instrumentalities), and each Fund will invest more than 25% of its total assets in the securities of issuers in the utility industry.

Global Utility Fund believes that the securities

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currently held in the portfolio of Utility Income Fund are consistent with the investment objective and policies of Global Utility Fund and are not prohibited by the investment restrictions of Global Utility Fund. Global Utility Fund has no plan or intention to sell or otherwise dispose of any of the assets of Utility Income Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business.

Risk Factors

For a discussion of the risks of investing in each Fund, see “Risk Factors and Special Considerations.”

Other

Investment Advisory Services and Fees. MLAM serves as the investment adviser for each Fund pursuant to separate investment advisory agreements (each an “Investment Advisory Agreement”) pursuant to which MLAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. The Investment Advisory Agreements are substantially similar.

Utility Income Fund pays MLAM a monthly fee at the annual rate of 0.55% of Utility Income Fund’s average daily net assets and Global Utility Fund pays MLAM a monthly fee at the annual rate of 0.60% of Global Utility Fund’s average daily net assets. The pro forma effective fee rate of the Combined Fund after taking into account the completion of the Reorganization would be 0.60% of the Combined Fund’s average daily net assets.

MLAM has retained Merrill Lynch Asset Management, U.K. Limited (“MLAM U.K.”) as sub- adviser to each Fund. MLAM U.K.’s fees are paid by MLAM and not by the Funds. MLAM has not

15

paid any fees to MLAM U.K., for either Fund, in any of the last three fiscal years of the respective Fund.

Class Structure. Both Funds offer four classes of shares under the Merrill Lynch Select PricingSM System. See “Comparison of the Funds—Purchase, Redemption and Exchange of Shares.”

Overall Expense Ratio. The overall operating expenses, as a percentage of net assets, as of February 29, 2000 was 1.39% for Utility Income Fund and 0.82% for Global Utility Fund. If the Reorganization had taken place on that date, the overall operating expenses, as a percentage of net assets, for shares of the Combined Fund on a pro forma combined basis would have been 0.82% as of such date.

Purchase of Shares. Shares of each Fund are offered continuously for sale to the public. For more information regarding the purchase of shares of the Funds. See “Comparison of the Funds—Purchase, Redemption and Exchange of Shares.”

Redemption of Shares. The redemption procedures for shares of Global Utility Fund are substantially the same as the redemption procedures for shares of Utility Income Fund. See “Comparison of the Funds —Purchase, Redemption and Exchange of Shares —Redemption of Shares.”

Dividends.Utility Income Fund distributes net investment income on a monthly basis while Global Utility Fund distributes net investment income on a quarterly basis. Each Fund distributes all of its investment income earned each fiscal year and distributes any net realized long or short-term capital gains at least annually.

Net Asset Value. Utility Income Fund and Global Utility Fund each determines the net asset value of each class of its shares each day the New York Stock Exchange is open, after the close of business on the Exchange, based on the price at the time of

16

closing. The Exchange generally closes at 4:00 p.m. Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Tax Considerations. Utility Income Fund and Global Utility Fund jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Utility Income Fund nor Global Utility Fund will recognize gain or loss on the transaction, and Utility Income Fund shareholders will not recognize gain or loss on the exchange of their shares of Utility Income Fund for Corresponding Shares. The completion of the Reorganization is subject to the receipt of such ruling or an opinion of counsel to the same effect. The Reorganization will not affect the status of Global Utility Fund as a regulated investment company. See “The Reorganization — Tax Consequences of the Reorganization.”

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PRINCIPAL RISK FACTORS

A discussion of certain principal risks of investing in the Funds is set forth below. See “Investment Risks” in each of the Global Utility Fund Prospectus and Utility Income Fund Prospectus; “Investment Objectives and Policies” in each of the Global Utility Fund Statement and Utility Income Fund Statement and “Comparison of the Funds--Other Risk Factors” below for a more detailed discussion of principal investment risks associated with an investment in the Funds.

Sector Risk

Sector risk is a principal investment risk for each Fund. Sector risk is the risk that a Fund’s concentration in the securities of Utility Companies will expose the Fund to the price movements of companies in one industry to a greater extent than a more broadly diversified mutual fund. Because both Funds invest primarily in one sector, there is the risk that the Funds will perform poorly during a downturn in that sector. An investment in each Fund is subject to the risks associated with Utility Companies, as noted. Each Fund should be considered a vehicle for diversification and should not by itself be considered a balanced investment program.

When interest rates go up, the value of securities issued by Utility Companies generally goes down. Although the average dividend yield of utility industry stocks historically has been higher than that of industrial companies, the total return of utility industry securities has historically underperformed that of industrial companies. In most countries and localities, the utilities industry is regulated by government entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies. Reduced profitability as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in reduced dividend payout rates for Utility Companies. In addition, Utility Companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, nuclear or natural gas) and high interest costs for borrowing to finance new projects.

Stock Market and Selection Risk

Stock market and selection risk is a principal investment risk for each Fund. Stock market risk is the risk that the stock markets in one or more countries in which a Fund invests will go up or down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform stock market indexes or other funds with similar investment objectives and investment strategies.

Foreign Investing Risk

The risks associated with investing in foreign securities are principal investment risks for each Fund. Global Utility Fund will typically invest in foreign securities to a greater extent than Utility Income Fund and is therefore subject to these risks to a greater extent than Utility Income Fund.

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Foreign Market Risk Investing in foreign securities offers the potential for more diversification than investing only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than the prices of securities traded in the United States. These risks are magnified for investments in emerging markets.

Foreign Economy Risk The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Funds’ ability to purchase or sell foreign securities or transfer the Funds’ assets or income back into the United States, or otherwise adversely affect the Funds’ operations. Other foreign market risks include the imposition of foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk Securities in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of each Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. The Funds, however, may (but are not required to) engage in currency hedging to offset this risk.

Governmental Supervision and Regulation/Accounting Standards Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have investor protection laws comparable to those of the United States. For example, some foreign countries may have no laws or rules against insider trading.

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Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries may put limits on each Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Funds to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Funds can earn on their investments and typically results in a higher operating expense ratio for the Funds than investment companies invested only in the United States.

Settlement Risk Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Funds to carry out transactions. If the Funds cannot settle or are delayed in settling a purchase of securities, they may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Funds cannot settle or are delayed in settling a sale of securities, they may lose money if the value of the security then declines or, if they have contracted to sell the security to another party, the Funds could be liable to that party for any losses incurred.

Shareholders of either Fund may be subject to the imposition of foreign taxes on income from foreign jurisdictions in which such Fund invests.

European Economic and Monetary Union (“EMU”) A number of European countries have entered into EMU which establishes a single European currency (the euro), in an effort to reduce trade barriers among themselves and eliminate fluctuations in their currencies. The euro is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Like other investment companies and business organizations, including the companies in

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which the Funds invest, a Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned. or if a participating country withdraws from EMU.

Emerging Markets Risk

Emerging markets risk is a principal investment risk of Global Utility Fund only. The risks of foreign investments are usually much greater for emerging markets. Investment in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

COMPARISON OF THE FUNDS

Other Risk Factors

Sovereign Debt

Global Utility Fund is subject to sovereign debt risk. Utility Income Fund may be subject to this risk to a lesser degree. Sovereign debt securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject a Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Interest Rate and Credit Risk

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Both Funds may invest in debt securities. Utility Income Fund invests in debt securities to a greater extent than Global Utility Fund and is therefore subject to interest and credit risk to a greater degree than Global Utility Fund.

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Convertible Securities

Both Funds may invest in convertible securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Derivatives

Both Funds may invest in derivatives. Derivatives allow the Funds to increase or decrease their risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk—the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk—the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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The Funds may use derivatives, including anticipatory hedges, for hedging purposes. The Funds may also use written options to enhance income. Hedging is a strategy in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. This risk is known as “correlation risk.” There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Borrowing and Leverage

Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that a Fund buys may create leverage including, for example, options.

Financial Highlights

Global Utility Fund

The financial information in the table below for the fiscal years ended November 30, has been audited in conjunction with the annual audits of the financial statements by Deloitte & Touche, LLP, independent auditors.

The following per share data and ratios have been derived from information provided in Global Utility Fund’s financial statements.

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Utility Income Fund

The financial information in the table below, except for the six month period ended February 29, 2000 which is unaudited and has been provided by MLAM, has been audited in conjunction with the annual audits of the financial statements of Utility Income Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in Utility Income Fund’s financial statements:

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Management

Board of Directors. The Board of Directors of each of Global Utility Fund and Utility Income Fund currently consists of the same seven individuals, five of whom are not “interested persons” as defined in the Investment Company Act. After the Reorganization, the Board of Directors of Global Utility Fund will serve as the Board of Directors of the Combined Fund.

The Board of Directors of each Fund is responsible for the overall supervision of the operation of such Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act. See “Management of the Fund—Directors and Officers” in each of the Global Utility Fund Statement and Utility Income Fund Statement.

Information about the Directors of Global Utility Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey, 08543-9011.

TERRY K. GLENN (59)—President and Director(1)(2)—Executive Vice President of MLAM and Fund Asset Management, L.P. ((“FAM”) which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor (“PDF”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

RONALD W. FORBES (59)—Director(2)(3)—1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989: Consultant, Urban Institute , Washington, D.C. since 1995.

CYNTHIA A. MONTGOMERY (47)— Director(2)(3)— Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associates Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

CHARLES C. REILLY (68)—Director(2)(3)—9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

KEVIN A. RYAN (67)— Director(2)(3) —127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; Professor until 1999 and

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currently Professor Emeritus of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

RICHARD R. WEST (62)— Director(2)(3) —Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).

ARTHUR ZEIKEL (67)—Director(1)(2)—300 Woodland Avenue, Westfield, New Jersey 07090-1826. Chairman of MLAM and FAM from 1997 to 1999; President of MLAM and FAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc., (“ML & Co.”) from 1990 to 1999.

(1)	Interested person, as defined by the Investment Company Act, of each of the Funds.
(2)	Such Director is a trustee, director or officer of certain other investment companies for which MLAM or FAM acts as the investment adviser or manager.
(3)	Member of Global Utility Fund’s Audit and Nominating Committee (the “Committee”), which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

Compensation of Directors. Global Utility Fund pays each Director who is not an interested person of the Fund (an “Independent Director”) a fee of $2,000 per year plus $400 per Board meeting attended. Utility Income Fund pays each Independent Director a fee of $1,000 per year plus $400 per Board meeting attended. Global Utility Fund also compensates each member of the Committee, which consists of the Independent Directors, at a rate of $900 per year and pays the Chairman of the Committee an additional fee of $1,000 per year. In addition, Global Utility Fund reimburses each Independent Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The following table shows the compensation earned by the Independent Directors for the fiscal year ended November 30, 1999 and the aggregate compensation paid to them from all registered investment companies advised by MLAM and FAM (“MLAM/FAM-Advised Funds”), for the calendar year ended December 31, 1999.

Director	Aggregate Compensation from Global Utility Fund	Pension or Retirement Benefit Accrued as Part of Fund Expense	Total Compensation from Global Utility Fund and MLAM/FAM Advised Funds Paid to Director (1)
Ronald W. Forbes	$4,500	None	$213,900
Cynthia A. Montgomery	$4,500	None	$213,900
Charles C. Reilly	$5,500	None	$400,025
Kevin A. Ryan	$4,500	None	$213,900
Richard R. West	$4,500	None	$388,775

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(1)	The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (41 registered investment companies consisting of 54 portfolios); Ms. Montgomery (41 registered investment companies consisting of 54 portfolios); Mr. Reilly (59 registered investment companies consisting of 72 portfolios); Mr. Ryan (41 registered investment companies consisting of 54 portfolios); and Mr. West (69 registered investment companies consisting of 75 portfolios).

Investment Advisory Services and Fees. MLAM serves as the investment adviser of Global Utility Fund and Utility Income Fund pursuant to separate investment agreements (each previously defined as an “Investment Advisory Agreement”). Subject to the supervision of the Directors, MLAM is responsible for the actual management of each Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with MLAM. MLAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund. The Investment Advisory Agreements are substantially similar except for the fees payable to MLAM.

Pursuant to the separate Investment Advisory Agreement between each Fund and MLAM, Utility Income Fund pays MLAM a monthly fee at the annual rate of 0.55% of such Fund’s average daily net assets. Global Utility Fund pays MLAM a monthly fee at the annual rate of 0.60% of such Fund’s average daily net assets. The pro forma effective fee rate of the Combined Fund would be 0.60% of the Combined Fund’s average daily net assets, which represents an increase for Utility Income Fund shareholders.

MLAM has entered into separate sub-advisory agreements with MLAM U.K. pursuant to which MLAM U.K. provides investment advisory services to MLAM with respect to the each Fund. For the fiscal years ended November 30, 1999, 1998 and 1997 with respect to Global Utility Fund and the fiscal years ended August 30, 1999, 1998 and 1997 with respect to Utility Income Fund, MLAM paid no fees to MLAM U.K.

The address of MLAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of MLAM U.K. is 55 King William Street, P.O. Box 18135, London EC4R 9LA, England. See “Management of the Fund — Advisory and Administration Arrangements and Fees” in the Utility Income Fund Statement and “Management of the Fund—Management and Advisory Arrangements” in the Global Utility Fund Statement.

Walter D. Rogers serves as Portfolio Manager for both Funds. Mr. Rogers has been primarily responsible for the management of Global Utility Fund’s portfolio, since 1990. Mr. Rogers has been associated with MLAM since 1987.

If the Reorganization had taken place on February 29, 2000, as of such date, on a pro forma combined basis, the total operating expenses of Global Utility Fund, as a percentage of net assets, would have been less than the current operating expenses for Utility Income Fund. Certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Utility Income Fund shareholders. MLAM believes that the Reorganization is in the best interest of both Global Utility Fund and Utility Income Fund

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shareholders. See “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization” and “Summary—Pro Forma Fee Tables.”

Purchase, Redemption and Exchange of Shares

Purchase of Shares.

The class structure and purchase and distribution procedures for shares of Utility Income Fund are identical to those of Global Utility Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see “Merrill Lynch Select Pricing(sm) System” and Purchase of Shares” in either the Global Utility Fund Prospectus or the Utility Income Fund Prospectus.

Redemption of Shares. The procedure for redeeming shares of Utility Income Fund is identical to the procedure for redeeming shares of Global Utility Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Utility Income Fund acquired by Global Utility Fund shareholders in the Reorganization, the holding period of Utility Income Fund shares outstanding on the date of the Reorganization will be tacked onto the holding period of the Corresponding Shares of Global Utility Fund acquired in the Reorganization.

Performance

General. The following tables provide performance information for each class of shares of Utility Income Fund and Global Utility Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

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Utility Income Fund Average Annual Total Return

Period	Class A Shares		Class B Shares		Class C Shares		Class D Shares
	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*
Six Months Ended February 29, 2000 †	(10.92)%	(14.48)%	(11.27)%	(14.82)%	(11.32)%	(12.21)%	(11.01)%	(14.57)%
Year Ended August 31, 1999	4.40%	0.22%	3.70%	(0.20)%	3.67%	2.69%	4.13%	(0.03)%
Five Years Ended August 31, 1999	11.47%	10.57%	10.61%	10.61%	N/A	N/A	N/A	N/A
Since Inception Through August 31, 1999**	7.41%	6.66%	6.59%	6.59%	11.42%	11.42%	12.10%	11.16%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum contingent deferred sales charge (“CDSC”) on Class B shares is 4.00% and is reduced to 0% after 4 years. Class C shares are subject to a 1.00% CDSC for one year.
**	Class A shares and Class B commenced operations on October 29, 1993. Class C and Class D shares commenced operations on October 21, 1994.
†	Aggregate total returns.

Global Utility Fund Average Annual Total Return

Period	Class A Shares		Class B Shares		Class C Shares		Class D Shares
	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*
Four Months Ended February 29, 2000 †	22.19%	17.30%	21.87%	17.87%	21.87%	20.87%	22.07%	17.19%
Year Ended November 30, 1999	8.17%	3.84%	7.41%	3.46%	7.34%	6.35%	7.96%	3.64%
Five Years Ended November 30, 1999	17.57%	16.61%	16.66%	16.66%	16.60%	16.60%	17.27%	16.31%
Inception Through November 30, 1999**	13.82%	13.30%	12.94%	12.94%	15.68%	15.68%	16.34%	15.42%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after 4 years. Class C shares are subject to a 1.00% CDSC for one year.
**	Class A and Class B shares commenced operations on December 28, 1990. Class C and Class D shares commenced operations on October 21, 1994.
†	Aggregate total returns.

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Shareholder Rights

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors (to the extent hereafter provided) and on other matters submitted to a vote of shareholders. In the case of Global Utility Fund, shareholders of a class bearing distribution and/or account maintenance expenses shall have exclusive voting rights with respect to matters relating to such distribution and/or account maintenance expenditures (except that Class B shareholders have voting rights with respect to material changes to expenses charged under the Class D distribution plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. Corresponding Shares will be fully paid and non-assessable and will have no preemptive rights. Each share of each Fund’s common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation and dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses.

Neither Fund intends to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.

Tax Information

The tax consequences associated with investment in shares of Utility Income Fund are generally the same as the tax consequences associated with investment in shares of Global Utility Fund. However, because Global Utility Fund may receive a greater proportion of its income from its investments in foreign securities, that Fund is potentially subject to a greater extent than is Utility Income Fund to additional tax consequences associated with foreign investments. Specifically, income received by Global Utility Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Internal Revenue Code of 1986, as amended. See “Dividends and Taxes” in the Utility Income Fund Prospectus and the Global Utility Fund Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Utility Income Fund and Global Utility Fund. For a discussion of these procedures, see “Portfolio Transactions and Brokerage—Transactions in Portfolio Securities” in the Utility Income Fund Statement and “Portfolio Transactions” in the Global Utility Fund Statement.

Portfolio Turnover

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Neither Fund has placed a limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of MLAM, the investment considerations warrant such action. The portfolio turnover rates for Global Utility Fund for its fiscal years ended November 30, 1999 and 1998 were 7.43% and 6.56%, respectively. The portfolio turnover rates for Utility Income Fund for its fiscal years ended August 31, 1999 and 1998 were 7.92% and 13.36%, respectively.

Additional Information

Net Asset Value. Each Fund determines the net asset value of each class of its shares once daily Monday through Friday after the close of business on the NYSE (generally, 4:00 p.m. Eastern time), on each day during which the NYSE is open for trading based on the price at the time of closing. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.

Shareholder Services. Global Utility Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of such Fund. These shareholder services are substantially the same as those offered to shareholders of Utility Income Fund. Shareholders of each class of shares of each Fund have an exchange privilege with certain other Select Pricing Funds (funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing (sm) System) and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch- sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. In addition, shareholders of each Fund may elect to receive systematic withdrawals from, or provide systematic additions to, their investment account. For a description of these shareholder services, see “Shareholder Services” in the Global Utility Fund Statement.

Independent Auditors. Currently, Deloitte & Touche LLP serves as the independent auditors of both Funds. If the Reorganization is completed, it is currently anticipated that Deloitte & Touche LLP will remain the independent auditors of the Combined Fund. Deloitte & Touche LLP’s principal business address is Princeton Forrestal Village, 116-300 Village Blvd., Princeton, New Jersey 08540-6400.

Custodian. State Street Bank and Trust Company, One Heritage Drive P2N, North Quincy, Massachusetts, 02171, acts as the custodian of Utility Income Fund. The Chase Manhattan Bank, 4 Metro Tech Center, 18th Floor, Brooklyn, New York 11245 acts as the custodian of Global

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Utility Fund. If the Reorganization is completed, it is currently anticipated that The Chase Manhattan Bank will serve as the custodian of the Combined Fund.

Transfer Agent. Financial Data Services, Inc. (the “Transfer Agent”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent with respect to each Fund, pursuant to separate transfer agency agreements with each of the Funds. See “Summary —Fee Tables” above for information on the fee schedule paid to the Transfer Agent by each Fund. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “— Purchase, Redemption and Exchange of Shares” above and “How to Buy, Sell, Transfer and Exchange Shares— Through the Transfer Agent” in the Global Utility Fund Prospectus or the Utility Income Fund Prospectus. If the Reorganization is completed, it is currently anticipated that the Transfer Agent will serve as the Transfer Agent of the Combined Fund.

Capital Stock. Each Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,0000 shares. See ”—Shareholder Rights” above and “General Information — Description of Shares” in each of the Global Utility Fund Statement and the Utility Income Fund Statement for further discussion of the rights and preferences attributable to shares of Global Utility Fund and Utility Income Fund. See “Summary—Fee Tables” above and “Fees and Expenses” in each of the Global Utility Fund Prospectus and the Utility Income Fund Prospectus for further discussion on the expenses attributable to shares of Global Utility Fund and Utility Income Fund. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Utility Income Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares, respectively, of Global Utility Fund.

Shareholder Inquiries. Shareholder inquiries with respect to Utility Income Fund and Global Utility Fund may be addressed to either Fund by telephone at (800) MER-FUND or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Form of Organization. Both Funds are organized as Maryland corporations.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit 1), Global Utility Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of Utility Income Fund solely in exchange for an equal aggregate value of Corresponding Shares. Upon receipt by Utility Income Fund of such Corresponding Shares, Utility Income Fund will liquidate through a distribution of such Corresponding Shares to Utility Income Fund shareholders, as described below, dissolve as a Maryland corporation and will thereafter terminate its existence as a corporation and deregister as an investment company.

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Generally, the assets transferred by Utility Income Fund to Global Utility Fund will include all investments of Utility Income Fund held in its portfolio as of the close of business on the NYSE on the business day prior to the date on which the Reorganization takes place (“Valuation Time”) and all other assets of Utility Income Fund as of such time.

Utility Income Fund will distribute the Corresponding Shares received by it in connection with the Reorganization pro rata to its shareholders in exchange for such shareholders’ proportional interests in Utility Income Fund. The Corresponding Shares received by Utility Income Fund shareholders will be of the same class and have the same aggregate net asset value as each such shareholder’s interest in Utility Income Fund as of the Valuation Time. See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value. The distribution will be accomplished by opening new accounts on the books of Global Utility Fund in the names of all shareholders of Utility Income Fund, including shareholders holding Utility Income Fund shares in certificate form, and transferring to each shareholder’s account the Corresponding Shares representing such shareholder’s interest previously credited to the account of Utility Income Fund. Shareholders holding Utility Income Fund shares in certificate form may receive certificates representing the Corresponding Shares credited to their account in respect of such Utility Income Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the Corresponding Shares will be issued at net asset value and the shares of Utility Income Fund will be valued at net asset value for the purposes of the exchange by the shareholders of Utility Income Fund of such shares for the Corresponding Shares, the holders of the shares of Utility Income Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Utility Income Fund would hold a smaller percentage of ownership in Global Utility Fund than he or she did in Utility Income Fund prior to the Reorganization.

Procedure

On March 31, 2000, the Board of Directors of Utility Income Fund, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to Utility Income Fund shareholders for approval. The Board of Directors of Global Utility Fund, including all of the Directors who are not interested persons, also unanimously approved the Agreement and Plan on March 31, 2000.

If the shareholders of Utility Income Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place during the third calendar quarter of 2000.

The Board of Directors of Utility Income Fund recommends that Utility Income Fund shareholders approve the Agreement and Plan.

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Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit 1.

Valuation of Assets and Liabilities. The respective assets and liabilities of Utility Income Fund and Global Utility Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under “Pricing of Shares— Determination of Net Asset Value” in the Global Utility Fund Statement. Purchase orders for Utility Income Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Utility Income Fund for purposes of the Reorganization; redemption requests with respect to Utility Income Fund shares that have not settled as of the Valuation Time will be treated as liabilities of Utility Income Fund for purposes of the Reorganization.

Distribution of Corresponding Shares. On the date the Reorganization takes place (the “Exchange Date”), Global Utility Fund will issue to Utility Income Fund a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Utility Income Fund as of the Valuation Time. Utility Income Fund will then liquidate and distribute the Corresponding Shares received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in Utility Income Fund. The Corresponding Shares received by a Utility Income Fund shareholder will be of the same class and have the same aggregate net asset value as such shareholder’s interest in Utility Income Fund as of the Valuation Time.

Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund’s Board of Directors, legal fees incurred in preparing each Fund’s Board of Directors materials, attending each Fund’s Board meetings and preparing the minutes thereof, and accounting fees associated with each Fund’s financial statements. The Funds shall bear, pro rata according to their net assets on the Valuation Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation of the Agreement and Plan, the preparation and distribution of the registration statement of which this Proxy Statement and Prospectus is a part, the cost of preparing and filing a ruling request with the IRS, other filing fees, legal and accounting fees, printing costs, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

Required Approvals. The completion of the Reorganization is conditioned upon, among other things, the receipt of certain regulatory approvals. In addition, Utility Income Fund’s Articles of Incorporation and By-Laws (as amended to date) and relevant Maryland law requires approval of the Reorganization by the affirmative vote of Utility Income Fund shareholders representing no less than a majority of the total number of votes entitled to be cast thereon.

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Deregistration, and Dissolution. Following the transfer of the assets and liabilities of Utility Income Fund to Global Utility Fund and the distribution of the Corresponding Shares to Utility Income Fund Shareholders, Utility Income Fund will terminate its registration under the Investment Company Act and dissolve under the laws of the State of Maryland and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Utility Income Fund and Global Utility Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, the requisite approval of the Reorganization by Utility Income Fund shareholders, the receipt of a favorable IRS private letter ruling or an opinion of counsel as to tax matters, the receipt of opinions of counsel as to certain securities matters and the confirmation by Utility Income Fund and Global Utility Fund of the continuing accuracy of their respective representations and warranties contained in the Agreement and Plan.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by Utility Income Fund shareholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Utility Income Fund and Global Utility Fund; (ii) by the Board of Directors of Utility Income Fund if any condition to Utility Income Fund’s obligations has not been fulfilled or waived by such Directors; or (iii) by the Board of Directors of Global Utility Fund if any condition to Global Utility Fund’s obligations has not been fulfilled or waived by such Directors.

Potential Benefits to Shareholders as a Result of the Reorganization

MLAM and the Board of Directors of Utility Income Fund have identified certain potential benefits to shareholders that are likely to result from the Reorganization. First, following the Reorganization, Utility Income Fund shareholders will remain invested in a diversified open-end fund with a diversified portfolio of equity and debt securities at least 65% of which are issued by Utility Companies. In addition, since the net assets of Global Utility Fund as of February 29, 2000 were $389,727,069 and will increase by approximately $38,855,642 (the net asset value of Utility Income Fund as of such date) as a result of the Reorganization, Utility Income Fund shareholders are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of certain economies of scale expected after the Reorganization.

Specifically, after the Reorganization it is anticipated that the total operating expenses of the Combined Fund, as a percentage of net assets, will be less than the current operating expenses for Utility Income Fund. See “Summary—Fee Tables.” This is because certain costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, qualification and registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by shareholders of Utility Income Fund, even though the advisory fee rate paid by Global Utility Fund is higher than Utility Income Fund’s advisory fee rate.

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See “Comparison of the Funds— Management — Advisory and Administration Arrangements and Fees.” To illustrate certain benefits to both Funds as a result of the Reorganization, including potential economies of scale, on February 29, 2000, the total operating expenses, as a percentage of net assets, for Utility Income Fund shares were 1.39% (based on Fund net assets of approximately $38.9 million) and the total operating expenses, as a percentage of net assets, for Global Utility Fund shares were 0.82% (based on Fund net assets of approximately $389.7 million. If the Reorganization had taken place on that date, the total operating expenses, as a percentage of net assets, for the Combined Fund on a pro forma basis would have been 0.82% (based on net assets of the Combined Fund of approximately $428.6 million) as of such date.

The following table sets forth the net assets of Utility Income Fund and Global Utility Fund as of the dates indicated.

Utility Income Fund		Global Utility Fund

Date	Net Assets of Utility Income Fund	Date	Net Assets of Global Utility Fund
As of 8/31/97	$34,371,943	As of 11/30/97	$352,705,135
As of 8/31/98	$39,858,071	As of 11/30/98	$389,060,691
As of 8/31/99	$56,119,949	As of 11/30/99	$361,349,173
As of 2/29/00	$38,855,642	As of 2/29/00	$389,727,069

The table illustrates that Global Utility Fund’s net assets have generally increased over the past several years, while Utility Income Fund’s net assets, although also increasing during certain periods, have suffered a large decrease in its current fiscal year. Were Global Utility Fund’s assets to continue to increase while Utility Income Fund’s assets continue to decrease, MLAM anticipates that Global Utility Fund may experience increasing economies of scale which, as a result, may have the effect of reducing its overall operating expense ratio, while Utility Income Fund may experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in assets. Although there can be no assurance that the foregoing would in fact occur, MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Utility Income Fund shareholders.

Based on the foregoing, the Board of Directors of Utility Income Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

In approving the Reorganization, the Board of Directors of both Funds determined that the net asset value of both Funds would not be diluted as a result of the Reorganization. See “The Reorganization—General.”

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Tax Consequences of the Reorganization

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Utility Income Fund and Global Utility Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described herein, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Utility Income Fund and Global Utility Fund will each be deemed a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Utility Income Fund upon the receipt of Corresponding Shares in the Reorganization solely in exchange for their shares of Utility Income Fund; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by a shareholder of Utility Income Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Utility Income Fund surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares received by a shareholder of Utility Income Fund in the Reorganization will include the holding period of the shares of Utility Income Fund immediately prior to the Reorganization (provided that at the time of the Reorganization the shares of Utility Income Fund were held as capital assets); (v) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by Utility Income Fund on the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Utility Income Fund by Global Utility Fund solely in exchange for the Corresponding Shares or on the distribution of the Corresponding Shares to Utility Income Fund shareholders; (vi) under Section 1032 of the Code, no gain or loss will be recognized by Global Utility Fund on the exchange of its shares for Utility Income Fund assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Utility Income Fund in the hands of Global Utility Fund will be the same as the tax basis of such assets in the hands of Utility Income Fund immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Global Utility Fund will include the holding period of such assets in the hands of Utility Income Fund; and (ix) the taxable year of Utility Income Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Utility Fund will succeed to and take into account certain tax attributes of Utility Income Fund, such as earnings and profits and capital loss carry-overs. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

To the extent Global Utility Fund has unrealized capital gains at the time of the Reorganization, Utility Income Fund shareholders may incur taxable gains in the year that Global Utility Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of Global Utility Fund shares at the time they were exchanged for assets of Utility Income Fund in the Reorganization. Conversely, shareholders of Global Utility Fund will share in unrealized capital gains of Utility Income Fund after the Reorganization and bear a tax consequence on the subsequent realization of such gains. If the

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Reorganization had taken place on December 31, 1999, shareholders of Global Utility Fund would not have faced any adverse tax consequences through the acquisition of Utility Income Fund’s assets and liabilities. This is because, as of that date, Utility Income Fund has undistributed unrealized capital losses but no undistributed unrealized capital gains. Shareholders of Utility Income Fund would potentially face adverse tax consequences should the substantial unrealized capital gains embedded in Global Utility Fund’s shares be realized and distributed. However, any such unrealized capital gains would potentially be offset, in small part, by the unrealized capital losses embedded in the shares of Utility Income Fund. Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganization.

Status as a Regulated Investment Company. Both Utility Income Fund and Global Utility Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Global Utility Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation of Utility Income Fund and distribution of the Corresponding Shares to Utility Income Fund shareholders, Utility Income Fund will terminate its registration under the Investment Company Act and dissolve as a corporation under the laws of the State of Maryland and will withdraw its authority to do business in any state where it is required to do so.

Capitalization

The following table sets forth as of February 29, 2000: (i) the capitalization of Global Utility Fund, (ii) the capitalization of Utility Income Fund, and (iii) the pro forma capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of Global Utility Fund, Utility Income Fund and Combined Fund as of February 29, 2000

	Global Utility Fund
	Class A	Class B	Class C	Class D

Total Net Assets:	$41,668,805	$322,195,274	$9,704,478	$16,158,512
Shares Outstanding:	1,961,596	15,230,340	460,219	760,606
Net Asset Value Per Share:	$21.24	$21.15	$21.09	$21.24

	Utility Income Fund
	Class A	Class B	Class C	Class D

Total Net Assets:	$2,099,817	$30,643,938	$3,289,133	$2,822,754
Shares Outstanding:	226,973	3,312,809	356,304	304,468
Net Asset Value Per Share:	$9.25	$9.25	$9.23	$9.27

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	Combined Fund

Adjusted*	Class A	Class B	Class C	Class D

Total Net Assets:	$43,768,622	$352,839,212	$12,993,611	$18,981,266
Shares Outstanding:	2,060,670	16,682,705	616,103	893,657
Net Asset Value Per Share:	$21.24	$21.15	$21.09	$21.24

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of Utility Income Fund’s net assets which would have been transferred to Global Utility Fund had the Reorganization been consummated on February 29, 2000. Assumes distribution of undistributed net investment income and undistributed realized capital gains. No assurance can be given as to how many Corresponding Shares will be issued on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Corresponding Shares that actually will be issued on or after such date.

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INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting will be held on June 27, 2000, at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Utility Income Fund. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Utility Income Fund at the close of business on May 2, 2000 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were [—] shares of Utility Income Fund issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Utility Income Fund and Global Utility Fund

[To the knowledge of Utility Income Fund, as of the Record Date, no person or entity owned beneficially or of record 5% or more of shares of Utility Income Fund.]

[At the Record Date, the Directors and officers of Utility Income Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Utility Income Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.]

[To the knowledge of Global Utility Fund, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Utility Fund or of all classes of Global Utility Fund shares in the aggregate.]

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[As of the Record Date, the Directors and officers of Global Utility Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Global Utility Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.]

Voting Rights and Required Vote

Each share of Utility Income Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Utility Income Fund shareholders representing not less than a majority of the total votes entitled to be cast thereon.

Under Maryland law, shareholders of a registered open-end investment company such as Utility Income Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any shareholder of Utility Income Fund may redeem his or her Utility Income Fund shares prior to the Reorganization.

Broker-dealer firms, including Merrill Lynch, holding shares of Utility Income Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Utility Income Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or broker non-votes will be counted as present for the purposes of determining a quorum. Since approval of the Agreement and Plan requires the affirmative vote of shareholders representing no less than a majority of the outstanding shares of Utility Income Fund, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Utility Income Fund’s shareholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received from the shareholders of Utility Income Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Utility Income Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Utility Income Fund.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Global Utility Fund and Utility Income Fund pro rata according to the aggregate net assets of each Fund’s portfolio on

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the date of Reorganization. Such expenses are currently estimated to be approximately $[—] in the aggregate.

Utility Income Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Utility Income Fund and will reimburse certain persons that Utility Income Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Utility Income Fund.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Utility Income Fund. Utility Income Fund has retained [Shareholder Communications Corporation, 17 State Street, 27th Floor, New York, New York 10004,] to aid in the solicitation of proxies at a cost to be borne by Utility Income Fund estimated not to exceed [$5,000,] plus out-of-pocket expenses.

Utility Income Fund and Global Utility Fund are both subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the Commission. Proxy material, reports and other information filed by Utility Income Fund and Global Utility Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Commission’s Public Reference Room in Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Utility Fund Prospectus, the Utility Income Fund Prospectus, the Global Utility Fund Statement, the Utility Income Fund Statement, other material incorporated by reference and other information regarding the Funds.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Utility Income Fund or Global Utility Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for both Funds by Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York. As to matters of Maryland law, Swidler Berlin Shereff Friedman, LLP will rely on the opinion of Piper Marbury Rudnick & Wolfe LLP, 6225 Smith Avenue, Baltimore, Maryland.

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SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at any subsequent meeting of shareholders of Utility Income Fund must be received by Utility Income Fund in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in Utility Income Fund’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors,

IRA P. SHAPIRO Secretary, Merrill Lynch Utility Income Fund, Inc.

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Exhibit 1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the ___ day of March 2000, by and between MERRILL LYNCH UTILITY INCOME FUND, INC., a Maryland corporation (“UIF”), and MERRILL LYNCH GLOBAL UTILITY FUND, INC., a Maryland corporation (“GUF”).

PLAN OF REORGANIZATION

The reorganization will consist of (i) the acquisition of the Assets (as defined herein), and assumption of the Assumed Liabilities (as defined herein), by GUF solely in exchange for an equal aggregate value of newly issued shares of GUF’s common stock, with a par value of $.10 per share equal to the net asset value of the Assets determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by UIF of the Corresponding Shares (as defined herein) to its shareholders in exchange for such shareholders’ respective shares of UIF in liquidation of UIF, and (iii) the liquidation, dissolution and deregistration of UIF, all upon and subject to the terms hereinafter set forth (the “Reorganization”). In the course of the Reorganization, shares of UIF will be distributed to GUF shareholders as follows: each holder of UIF shares will be entitled to receive shares of the same class (including the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any) (collectively, “Corresponding Shares”), as the shares of UIF owned by such shareholder on the Exchange Date (as defined in Section 6 of this Agreement). The aggregate net asset value of the Corresponding Shares to be received by each shareholder of UIF will equal the aggregate net asset value of the UIF shares owned by such shareholder at the Valuation Time (as defined herein). It is intended that the Reorganization described herein shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the liquidation of UIF pursuant to the Reorganization, UIF shall be dissolved in accordance with the laws of the State of Maryland and shall terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

AGREEMENT

NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, UIF and GUF hereby agree as follows:

1. Defined Terms; Sections and Exhibits; Miscellaneous Terms.

1-1

a. Definitions. As used herein the following terms have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

“Agreement” has the meaning ascribed thereto in the introduction hereof.

“Assets” has the meaning ascribed thereto in Section 2(a) hereof.

“Assumed Liabilities” has the meaning ascribed thereto in Section 2(b) hereof.

“Code” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Corresponding Shares” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“Credit Agreement” shall mean the agreement dated as of December 3, 1999, as amended or supplemented, by and among UIF, other investment companies, various banks, The Bank of New York, as syndication agent, National Australia Bank Limited, as co-documentation agent, Bank One, NA, as co-documentation agent, State Street Bank and Trust Company, as operations agent and Bank of America National Association, as administrative agent for the Banks.

“Exchange Act” has the meaning ascribed thereto in Section 3(m) hereof.

“Exchange Date” has the meaning ascribed thereto in Section 6 hereof.

“Governmental Authority” shall mean any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

“GUF” has the meaning ascribed thereto in the introduction hereof.

“GUF Articles of Incorporation” shall mean the Articles of Incorporation of GUF dated as of September 24, 1990, as amended from time to time.

“GUF Prospectus” shall mean the prospectus of GUF dated as of March 28, 2000, as amended or supplemented.

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“GUF Statement of Additional Information” shall mean the statement of additional information of GUF dated as of March 28, 2000, as amended or supplemented.

“Indemnified Party” has the meaning ascribed thereto in Section 10(b) hereof.

“Indemnifying Party” has the meaning ascribed thereto in Section 10(b) hereof.

“Investment Company Act” has the meaning ascribed thereto in the second paragraph under the heading “Plan of Reorganization.”

“Investments” shall mean, with respect to each Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, with such additions thereto and deletions therefrom as may have arisen in the course of such Person’s business up to such date; and (ii) all other assets owned by such Person or liabilities incurred as of such date.

“Licenses” has the meaning ascribed thereto in Section 3(b) hereof.

“Lien” shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

“Losses” has the meaning ascribed thereto in Section 10(b) hereof.

“Material Adverse Effect” shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

“MLAM” shall have the meaning ascribed thereto in Section 5(j) hereof.

“N-14 Registration Statement” has the meaning ascribed thereto in Section 3(n) hereof.

“Permitted Liens” shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being

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contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

“Person” any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Prohibited Assets” has the meaning ascribed thereto in Section 2(a) hereof.

“Reorganization” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“RICs” has the meaning ascribed thereto in Section 3(b) hereof.

“Ruling” has the meaning ascribed thereto in Section 7(e)(v) hereof.

“Securities Act” has the meaning ascribed thereto in Section 2(h) hereof.

“SBSF” has the meaning ascribed thereto in Section 6 hereof.

“UIF” has the meaning ascribed thereto in the introduction hereof.

“UIF Articles of Incorporation” shall mean the Articles of Incorporation of UIF dated as of July 13, 1993, as amended from time to time.

“UIF Prospectus” shall mean the prospectus of UIF dated as of December 8, 1999, as amended or supplemented.

“UIF Statement of Additional Information” shall mean the statement of additional information of UIF dated as of December 8, 1999, as amended or supplemented.

“Valuation Time” has the meaning ascribed thereto in Section 2(f) hereof.

b. Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

c. Sections and Exhibits. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

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d. Miscellaneous Terms. The term “or” shall not be exclusive. The terms “herein,” “hereof,” “hereto,” “hereunder” and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term “including” shall mean “including, but not limited to.”

2. The Reorganization.

a. Transfer of Assets. Subject to receiving the requisite approval of the shareholders of UIF, and to the other terms and conditions contained herein, on the Exchange Date, UIF shall convey, transfer and deliver to GUF, and GUF shall purchase, acquire and accept from UIF, free and clear of all Liens (other than Permitted Liens), substantially all of the assets (including interest accrued as of the Valuation Time on debt instruments) of UIF (such assets (excluding the Prohibited Assets) are collectively referred to herein as the “Assets”). Notwithstanding anything to the contrary in this Agreement, UIF shall retain and shall not convey, transfer or deliver to GUF, and GUF shall not purchase, acquire or accept any Assets that GUF advises UIF in writing, in accordance with Section 5(h) hereof, it is not permitted, or GUF reasonably believes to be unsuitable for it, to acquire (collectively, the “Prohibited Assets”).

b. Assumption of Liabilities. Subject to receiving the requisite approval of the shareholders of UIF, and to the other terms and conditions contained herein, on the Exchange Date, GUF will assume and agree to pay, perform and discharge when due substantially all of the obligations and liabilities of UIF then existing, whether absolute, accrued, contingent or otherwise (collectively, the “Assumed Liabilities”); provided that recourse for such liabilities will be limited to the net Assets of UIF acquired by GUF hereunder.

c. Issuance and Valuation of Corresponding Shares in the Reorganization. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets acquired by GUF hereunder, determined as hereinafter provided shall be issued by GUF to UIF in exchange for the Assets. The net asset value of each of UIF and GUF shall be determined in accordance with the procedures described in the GUF Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by GUF in cooperation with UIF. GUF shall issue its Corresponding Shares to UIF in one certificate or share deposit receipt registered in the name of UIF.

d. Distribution of Corresponding Shares to UIF Shareholders. Pursuant to this Agreement, as soon as practicable after the Valuation Time, UIF will distribute all Corresponding Shares received by it from GUF in connection with the Reorganization to its shareholders in exchange for their corresponding UIF shares. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of GUF in the amounts due the shareholders of UIF based on their respective holdings in UIF as of the Valuation Time and the delivery by UIF of the certificate or share deposit receipt evidencing the Corresponding Shares received by it from GUF hereunder to Financial Data Services, Inc., as the transfer agent.

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e. Interest; Proceeds. UIF will pay or cause to be paid to GUF any interest or proceeds it receives on or after the Exchange Date with respect to the Assets.

f. Valuation Time. The Valuation Time shall be 4:00 P.M., New York time, on __________, 2000, or such earlier or later day and time as may be mutually agreed upon in writing between the parties hereto (the “Valuation Time”).

g. Evidence of Transfer. GUF and UIF will jointly file any instrument as may be required by the State of Maryland to effect the transfer of the Assets to GUF.

h. Dissolution and Deregistration. UIF will dissolve as soon as practicable following the Exchange Date by making any required filings with the State of Maryland. As soon as practicable following the Exchange Date, UIF also will take the steps necessary to terminate its status as a registered investment company under the Investment Company Act and will terminate registration of its securities under the Securities Act of 1933, as amended (the “Securities Act”).

3. Representations and Warranties of UIF.

UIF represents and warrants to GUF as follows:

a. Formation and Qualification. UIF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on UIF.

b. Licenses. UIF holds all permits, consents, registrations, certificates, authorizations and other approvals (collectively, “Licenses”) required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on UIF. UIF is duly registered under the Investment Company Act as a diversified, open-end management investment company (File No. 811-7071), and such registration has not been revoked or rescinded and is in full force and effect. UIF has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of UIF.

c. Authority. UIF has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly

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authorized by all necessary action on the part of UIF and no other proceedings on the part of UIF are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, except for the approval of UIF shareholders as provided in Section 7(c) hereof. This Agreement has been duly and validly executed by UIF and, subject to receipt of the requisite shareholder approval, this Agreement constitutes a legal, valid and binding obligation of UIF enforceable against UIF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

d. Financial Statements. GUF has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of UIF, each as of August 31, 1999, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. Such examined financial statements fairly present in all material respects the financial position of UIF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

e. Semi-Annual Report to Shareholders. GUF has been furnished with UIF’s Semi-Annual Report to Shareholders for the six months ended February 29, 2000, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of UIF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

f. Prospectus and Statement of Additional Information. GUF has been furnished with the UIF Prospectus and the UIF Statement of Additional Information, and said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of UIF, threatened against UIF that could reasonably be expected to have a Material Adverse Effect on UIF. UIF is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on UIF.

h. Material Contracts. There are no material contracts outstanding to which UIF is a party that have not been disclosed in the N-14 Registration Statement, the UIF Prospectus, the UIF Statement of Additional Information or which will not otherwise be disclosed to GUF prior to the Valuation Time.

i. No Conflict. The execution and delivery of this Agreement by UIF and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation

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of (i) UIF’s Articles of Incorporation or by-laws of UIF, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which UIF is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon UIF or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on UIF.

j. Undisclosed Liabilities. To UIF’s knowledge, UIF has no material liabilities, contingent or otherwise, other than those shown on UIF’s statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since February 29, 2000, and those incurred in connection with the Reorganization.

k. Taxes. UIF has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of UIF have been adequately provided for on its books, and no tax deficiency or liability of UIF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

l. Assets. UIF has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. UIF is the direct sole and exclusive owner of the Assets. At the Exchange Date, upon consummation of the transactions contemplated hereby, GUF will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

m. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by UIF of the Reorganization, except for (i) such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) the approval of not less than a majority of the total votes entitled to be cast at a meeting of stockholders of UIF by the holders of shares entitled to vote thereon, and (iii) the approval of a majority of the members of the Board of Directors of UIF.

n. N-14 Registration Statement. The registration statement filed, or to be filed, by GUF on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of UIF and the prospectus of GUF with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to UIF (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the

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Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by UIF for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

o. Capitalization. UIF is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. All issued and outstanding shares of UIF are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of UIF to automatically convert to Class D shares of UIF approximately ten years after the purchase thereof, or (ii) in connection with any automatic dividend reinvestment plan available to UIF shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating UIF to issue any of its shares or securities convertible into its shares.

p. Books and Records. The books and records of UIF made available to GUF and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of UIF.

4. Representations and Warranties of GUF.

GUF represents and warrants to UIF as follows:

a. Formation and Qualification. GUF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on GUF.

b. Licenses. GUF holds all Licenses required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on GUF. GUF is duly registered under the Investment Company Act as a diversified, open-end management investment company (File No. 811-6180), and such registration has not been revoked or rescinded and is in full force and effect. GUF has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

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c. Authority. GUF has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of GUF and no other proceedings on the part of GUF are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed by GUF and constitutes a legal, valid and binding obligation of GUF enforceable against GUF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

d. Financial Statements. UIF has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of GUF, each as of November 30, 1999, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. Such examined financial statements fairly present in all material respects the financial position of GUF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

e. Prospectus and Statement of Additional Information. UIF has been furnished with the GUF Prospectus and the GUF Statement of Additional Information, and said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

f. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of GUF, threatened against GUF that could reasonably be expected to have a Material Adverse Effect on GUF. GUF is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on GUF.

g. Material Contracts. There are no material contracts outstanding to which GUF is a party that have not been disclosed in the N-14 Registration Statement, the GUF Prospectus, the GUF Statement of Additional Information or which will not otherwise be disclosed to UIF prior to the Valuation Time.

h. No Conflict. The execution and delivery of this Agreement by GUF and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) GUF’s Articles of Incorporation or by-laws of GUF, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which GUF is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument

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binding upon GUF or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on GUF.

i. Undisclosed Liabilities. To GUF’s knowledge, GUF has no material liabilities, contingent or otherwise, other than those shown on GUF’s statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization.

j. Taxes. GUF has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of GUF have been adequately provided for on its books, and no tax deficiency or liability of GUF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

k. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by GUF of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and (ii) the approval of a majority of the members of the Board of Directors of GUF.

l. N-14 Registration Statement. The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to GUF (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by GUF for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

m. Capitalization. GUF is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. All issued and outstanding shares of GUF are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of GUF to automatically convert to Class D shares of GUF approximately ten years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to GUF shareholders, there are no options, warrants,

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subscriptions, calls or other rights, agreements or commitments obligating GUF to issue any of its shares or securities convertible into its shares.

n. Corresponding Shares.

i. The Corresponding Shares to be issued by GUF to UIF and subsequently distributed by UIF to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of GUF will have any preemptive right of subscription or purchase in respect thereof.

ii.At or prior to the Exchange Date, the Corresponding Shares to be issued by GUF to UIF on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of GUF presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

5. Covenants of UIF and GUF.

a. Special Shareholders’ Meeting. UIF agrees to call a special meeting of its shareholders as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

b. Unaudited Financial Statements.

i. UIF hereby agrees to furnish to GUF, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by GUF to UIF pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of UIF with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of UIF (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of UIF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

ii.GUF hereby agrees to furnish to UIF, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by GUF to UIF pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of GUF with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of GUF (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the

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financial position of UIF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

c. Share Ledger Records of GUF. GUF agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of UIF in connection with the distribution of Corresponding Shares by UIF to such shareholders in accordance with Section 2(c) hereof.

d. Conduct of Business. UIF and GUF each covenants and agrees to operate its respective business as presently conducted between the date hereof and the Exchange Date.

e. Dissolution and Deregistration of UIF. UIF agrees that following the consummation of the Reorganization, (i) it will dissolve in accordance with the laws of the State of Maryland and any other applicable law; (ii) it will not make any distributions of any Corresponding Shares other than to the shareholders of UIF and without first paying or adequately providing for the payment of all of UIF’s liabilities not assumed by GUF, if any; (iii) it will file an application pursuant to Section 8(f) of the Investment Company Act for an order declaring that UIF has ceased to be a registered investment company; and (iv) on and after the Exchange Date it shall not conduct any business except in connection with its dissolution and deregistration.

f. Filing of N-14 Registration Statement. GUF will file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. UIF and GUF agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

g. Material Contracts. UIF hereby agrees to disclose to GUF the existence of any material contracts of UIF that have not been otherwise disclosed in the N-14 Registration Statement, the UIF Prospectus or the UIF Statement of Additional Information.

h. Prohibited Assets. GUF agrees to advise UIF promptly in writing if at any time prior to the Exchange Date the Assets include any Prohibited Assets and shall provide to UIF a list of such Prohibited Assets.

i. Corresponding Shares. UIF will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from GUF in connection with the Reorganization, except in distribution to the shareholders of UIF in accordance with the terms hereof.

j. Tax Returns. UIF and GUF each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall

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have been provided for the payment of such taxes. In connection with this provision, GUF and UIF agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. GUF agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of GUF for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, UIF shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by UIF with respect to UIF’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by UIF (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by UIF to the extent such expenses have been accrued by UIF in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. (“MLAM”) at the time such tax returns and Forms 1099 are prepared.

k. Combined Proxy Statement and Prospectus Mailing. UIF agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

l. Confirmations of Tax Basis. UIF will deliver to GUF on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to GUF hereunder, certified by Deloitte & Touche LLP.

m. Shareholder List. As soon as practicable after the close of business on the Exchange Date, UIF shall deliver to GUF a list of the names and addresses of all of the shareholders of record of UIF on the Exchange Date and the number of shares of UIF owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent for UIF or by UIF’s President or Vice President.

n. GUF’s Continued Existence. Following the consummation of the Reorganization, GUF expects, and agrees to use all reasonable efforts, to stay in existence and continue its business as an open-end management investment company registered under the Investment Company Act. GUF has no plan or intention to sell or otherwise dispose of the Assets, except for dispositions made in the ordinary course of business.

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6. Exchange Date. The closing of the transactions contemplated by this Agreement shall be at the offices of Swidler Berlin Shereff Friedman, LLP (“SBSF”), The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by UIF and GUF. The date and time upon which such closing is to take place shall be referred to herein as the “Exchange Date.” Except with respect to Prohibited Assets, to the extent that any Assets, for any reason, are not transferable on the Exchange Date, UIF shall cause such Assets to be transferred to GUF’s account with The Chase Manhattan Bank, N.A. at the earliest practicable date thereafter.

7. UIF Conditions.

The obligations of UIF hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for UIF only and may be waived, in whole or in part, by UIF at any time in its sole discretion.

a. Representations and Warranties. The representations and warranties of GUF made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

b. Performance. GUF shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the total votes entitled to be cast at a meeting of stockholders of UIF by the holders of shares entitled to vote thereon, voting together as a single class.

d. Approval of Board of Directors of GUF. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of GUF. GUF shall have delivered to UIF a copy of the resolutions of the Board of Directors of GUF authorizing the execution, delivery and performance by GUF of this Agreement and the transactions contemplated hereby, certified by the Secretary of GUF.

e. Deliveries by GUF. At or prior to the Exchange Date, GUF shall deliver to UIF, against receipt of the Assets in accordance with Section 2(a) hereof, the following:

i. a certificate executed by the President (or a Vice President) and the Treasurer of GUF, dated as of the Exchange Date, certifying that the conditions specified in Sections 7(a), (b), and (f) have been fulfilled and the Secretary’s Certificate specified in Section 7(d);

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ii.the unaudited financial statements of GUF required by Section 5(b)(ii) hereof;

iii. an opinion of SBSF, as counsel to GUF, dated as of the Exchange Date, in form and substance satisfactory to UIF as to the matters set forth below: (a) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by GUF of the Reorganization, except for such as have been obtained from the Board of Directors of GUF and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (b) the N-14 Registration Statement has become effective under the Securities Act, to such counsel’s knowledge, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face in respect of GUF to be appropriately responsive in all material respects to the requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (c) such counsel does not know of any federal statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (d) the execution and delivery of the Agreement by GUF and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract filed as an exhibit to the currently effective registration statement on Form N-1A of GUF (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained), except where such contravention, default or violation would not have a Material Adverse Effect on GUF; (e) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against GUF that could reasonably be expected to have a Material Adverse Effect on GUF; and (f) such opinion is solely for the benefit of UIF and its Directors and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to GUF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SBSF may state that it is relying on certificates of officers of GUF and of MLAM with regard to matters of fact and the opinion of Piper Marbury Rudnick & Wolfe, LLP as to matters of Maryland law.

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iv. an opinion of Piper Marbury Rudnick & Wolfe, LLP, as Maryland counsel to GUF, dated as of the Exchange Date, in form and substance satisfactory to UIF as to the matters set forth below: (a) GUF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (b) the Corresponding Shares to be issued by GUF to UIF and subsequently distributed by UIF to its shareholders as provided for by the Agreement have been duly and validly authorized and, when issued and delivered pursuant to the Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of GUF will have any preemptive right of subscription or purchase in respect thereof (pursuant to GUF’s Articles of Incorporation, as amended, or the by-laws of GUF or, to the best of such counsel’s knowledge, otherwise); (c) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of GUF and no other proceedings on the part of GUF are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; (d) the Agreement has been duly and validly executed by GUF and constitutes a legal, valid and binding obligation of GUF enforceable against GUF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (e) the execution and delivery of the Agreement by GUF and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of the Articles of Incorporation or by-laws of GUF, each as amended and in effect as of the date of the Agreement, or Maryland law; and (f) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required under Maryland law for the consummation by GUF of the Reorganization, except for such as have been obtained from the Board of Directors of GUF and such as may be required under Maryland state securities law. In giving the opinion set forth above, Piper Marbury Rudnick & Wolfe, LLP may state that it is relying on certificates of officers of GUF with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of GUF.

v. either (a) a private letter ruling from the Internal Revenue Service (the “Ruling”) or (b) an opinion of SBSF, in form and substance satisfactory to UIF, to the effect that, for Federal income tax purposes, (i) the transfer of the Assets to GUF in exchange solely for the Corresponding Shares and the assumption by GUF of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and UIF and GUF will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361 of the Code, no gain or loss will be recognized to UIF as a result of the asset transfer solely in exchange for the Corresponding Shares and the assumption by GUF of the Assumed Liabilities or on the distribution of the Corresponding Shares to UIF shareholders as provided for in the Agreement; (iii) under Section 1032 of the Code, no gain or loss will be recognized to GUF on the receipt of the Assets in exchange for the Corresponding Shares and the assumption by GUF of the Assumed Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the

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shareholders of UIF on the receipt of Corresponding Shares in exchange for their shares of UIF; (v) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of GUF will be the same as the tax basis of such Assets in the hands of UIF immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by the shareholders of UIF in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of UIF surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of UIF exchanged therefor; provided, that such UIF shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, GUF’s holding period with respect to the Assets acquired by it will include the period for which such Assets were held by UIF; and (ix) the taxable year of UIF will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, GUF will succeed to and take into account certain tax attributes of UIF, such as earnings and profits, capital loss carryovers and method of accounting.

f. No Adverse Change. There shall have occurred no material adverse change in the financial position of GUF since November 30, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to UIF and its counsel, and UIF and its counsel shall have received all such counterpart originals or certified or other copies of such documents as UIF or its counsel may reasonably request.

i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GUF or UIF, contemplated by the Commission.

j. Accountants’ Letters. UIF shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to UIF, to the effect that (i) Deloitte & Touche LLP serves as independent public accountants to GUF within the meaning of the Securities Act and the applicable rules and regulations promulgated thereunder; (ii) in their opinion, the financial statements and supplementary information of GUF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by UIF and GUF and described in such letter (but not an examination in accordance with generally accepted

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auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of GUF included in the N-14 Registration Statement, and inquiries of certain officials of GUF responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements of GUF, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements of GUF taken as a whole; and (iv) on the basis of limited procedures agreed upon by UIF and GUF and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to GUF appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of GUF or from schedules prepared by officials of GUF having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of GUF or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

l. Commission Orders or Interpretations. UIF shall have received from the Commission such orders or interpretations as SBSF, as counsel to UIF, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

8. GUF Conditions.

The obligations of GUF hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for GUF only and may be waived, in whole or in part, by GUF at any time in its sole discretion.

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a. Representations and Warranties. The representations and warranties of UIF made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

b. Performance. UIF shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the total votes entitled to be cast at a meeting of stockholders of UIF by the holders of shares entitled to vote thereon, voting together as a single class.

d. Approval of Board of Directors of UIF. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of UIF. UIF shall have delivered to GUF a copy of the resolutions of the Board of Directors of UIF authorizing the execution, delivery and performance by UIF of this Agreement and the transactions contemplated hereby, certified by the Secretary of UIF.

e. Deliveries by UIF. At or prior to the Exchange Date, UIF shall deliver to GUF, against the assumption by GUF of the Assumed Liabilities and the receipt of the Corresponding Shares in accordance with Sections 2(b) and (c) hereof, respectively, the following:

i. a certificate executed by the President (or a Vice President) and the Treasurer of UIF, dated as of the Exchange Date, certifying that the conditions specified in Sections 8(a), (b), (c) and (f) have been fulfilled and the Secretary’s Certificate specified in Section 8(d);

ii.the unaudited financial statements of UIF required by Section 5(b)(i) hereof;

iii. GUF shall have received an opinion of SBSF, as counsel to UIF, dated as of the Exchange Date, in form and substance satisfactory to GUF, as to the matters set forth below: (a) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by UIF of the Reorganization, except for such as have been obtained from the Board of Directors and shareholders of UIF and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and under the Credit Agreement; (b) the proxy statement of UIF contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (c) such counsel does not know of any federal statutes, legal or governmental proceedings or contracts or other documents in respect of UIF related to the Reorganization of a

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character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (e) the execution and delivery of the Agreement by UIF and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract filed as an exhibit to the currently effective registration statement on Form N-1A of UIF (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained), except where such contravention, default or violation would not have a Material Adverse Effect on UIF and under the Credit Agreement; (f) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against UIF that could reasonably be expected to have a Material Adverse Effect on UIF; and (g) such opinion is solely for the benefit of GUF and its Directors and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, the proxy statement of UIF contained in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to UIF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SBSF may state that it is relying on certificates of officers of UIF and of MLAM with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of UIF and the opinion of Piper Marbury Rudnick & Wolfe, LLP as to matters of Maryland law.

iv. an opinion of Piper Marbury Rudnick & Wolfe, LLP as Maryland counsel to UIF, dated as of the Exchange Date, in form and substance satisfactory to GUF, as to the matters set forth below: (a) UIF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (b) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of UIF and no other proceedings on the part of UIF are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; (c) the Agreement has been duly and validly executed by UIF and constitutes a legal, valid and binding obligation of UIF enforceable against UIF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (d) the execution and delivery of the Agreement by UIF and the consummation of the transactions contemplated thereby do not contravene or constitute a default under or violation of UIF’s Articles of Incorporation or by-laws, each as amended and in effect on the date of the Agreement, or Maryland law; and (e) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required under Maryland law for the

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consummation by UIF of the Reorganization, except for such as have been obtained from the Board of Directors and shareholders of UIF and such as may be required under Maryland state securities law. In giving the opinion set forth above, Piper Marbury Rudnick & Wolfe, LLP may state that it is relying on certificates of officers of UIF with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of UIF.

v. either (a) a Ruling or (b) an opinion of SBSF, in form and substance satisfactory to GUF, with respect to the matters specified in Section 7(e)(v) hereof.

f. No Adverse Change. There shall have occurred no material adverse change in the financial position of UIF since August 31, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to GUF and its counsel, and GUF and its counsel shall have received all such counterpart originals or certified or other copies of such documents as GUF or its counsel may reasonably request.

i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of UIF or GUF, contemplated by the Commission.

j. Accountants’ Letters. GUF shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to GUF, to the effect that (i) Deloitte & Touche LLP serves as independent public accountants to UIF within the meaning of the Securities Act and the applicable rules and regulations promulgated thereunder; (ii) in their opinion, the financial statements and supplementary information of UIF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by UIF and GUF and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of UIF included in the N-14 Registration Statement, and inquiries of certain officials of UIF responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with

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generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements of UIF, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements of UIF taken as a whole; and (iv) on the basis of limited procedures agreed upon by GUF and UIF and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to UIF appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of UIF or from schedules prepared by officials of UIF having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of UIF or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

l. Commission Orders or Interpretations. GUF shall have received from the Commission such orders or interpretations as SBSF, as counsel to GUF, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

m. Assets. The Assets to be transferred to GUF, or the Assumed Liabilities to be assumed by GUF, hereunder shall not include a significant amount of assets or liabilities, as applicable, which GUF, by reason of limitations in GUF’s Articles of Incorporation or otherwise, may not properly acquire or assume, as applicable.

n. Letter Regarding Tax Returns. UIF shall have delivered to GUF a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of UIF for the period ended August 31, 1999 (which returns originally were prepared and filed by UIF), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of UIF for the period covered thereby; and that for the period from September 1, 1999, to and including the Exchange Date and for any taxable year of UIF ending upon the liquidation of UIF, such firm has performed a limited review

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to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from September 1, 1999, to and including the Exchange Date and for any taxable year of UIF ending upon the liquidation of UIF or that UIF would not continue to qualify as a regulated investment company for Federal income tax purposes.

o. Dividends. Prior to the Exchange Date, UIF shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period from [Insert Date] to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from [Insert Date] to and including the Exchange Date.

9. Termination, Postponement and Waivers.

a. Termination of Agreement. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10(a) hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of UIF) prior to the Exchange Date, or the Exchange Date may be postponed, by notice in writing prior to the Exchange Date

i. by UIF or GUF if :

(1)	the Boards of Directors of UIF and GUF so mutually agree in writing;

(2)	the transactions contemplated by this Agreement have not been consummated by [Insert Date]; provided, however, that the right to terminate or postpone this Agreement under this Section 9(a)(i)(2) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of consummation of the transactions contemplated by this Agreement on or before such date; or

(3)	any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its

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reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

ii.by UIF if any condition of UIF’s obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

iii. by GUF if any condition of GUF’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

b. Commission Order. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of UIF and GUF to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of UIF, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by GUF to UIF in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of UIF prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless UIF promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

c. Effect of Termination. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either UIF or GUF or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

d. Waivers; Non-Material Changes. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the party that is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective fund for which they serve as Directors, on behalf of which such action is taken. In addition, the Boards of Directors of UIF and GUF have delegated to their respective investment adviser the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of that fund to do so.

10. Survival of Representations and Warranties; Indemnification.

a. The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither UIF nor GUF nor any of their officers or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, agent or shareholder of UIF or GUF against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by

1-25

reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

b. Indemnification Obligations of UIF. UIF hereby agrees to indemnify and hold harmless GUF from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (including expenses of investigation) (collectively, “Losses”) which GUF may incur or sustain as a result of, relating to or arising out of, (i) any corporate obligation of UIF, whether consisting of tax deficiencies or otherwise, required to be paid by GUF and based upon a claim or claims against UIF which were omitted or not fairly reflected in the financial statements delivered to GUF in connection with the Reorganization; (ii) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by UIF; (iii) the failure or threatened failure, in any material respect, of UIF to fulfill any agreement or covenant of UIF contained in this Agreement; or (iv) any claim made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of UIF and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by GUF to UIF. The party being indemnified is referred to herein as the “Indemnified Party” and the indemnifying party is referred to herein as the “Indemnifying Party.”

c. Indemnification Obligations of GUF. GUF hereby agrees to indemnify and hold harmless UIF from and against any and all Losses which UIF may incur or sustain as a result of, relating to or arising out of, (i) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by GUF; (ii) the failure or threatened failure, in any material respect, of GUF to fulfill any agreement or covenant of GUF contained in this Agreement; or (iii) any claim made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of UIF and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by UIF to GUF.

d. Indemnification Procedure. In the event that any claim is made against GUF in respect of which indemnity may be sought by GUF from UIF under Section 10(b) hereof, or in the event that any claim is made against UIF in respect of which indemnity may be sought by UIF from GUF under Section 10(c) hereof, then the Indemnified Party, with reasonable promptness and before payment

1-26

of such claim, shall give written notice of such claim to the Indemnifying Party. If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between UIF and GUF that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11. Other Matters.

a. Legend. Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any Person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c) of the Securities Act, GUF will cause to be affixed upon the certificate(s) issued to such Person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL UTILITY FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to GUF’s transfer agent with respect to such shares. UIF will provide GUF on the Exchange Date with the name of any UIF shareholder who is to the knowledge of UIF an affiliate of it on such date.

b. Materiality. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been

1-27

material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

c. Further Assurances. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

d. Notices. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to UIF or GUF, as applicable, at the addresses set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto five (5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

If to UIF, to:	800 Scudders Mill Road Plainsboro, New Jersey 08536 Attention: Terry K. Glenn

With a copy to:	Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Joel H. Goldberg, Esq.

If to GUF, to:	800 Scudders Mill Road Plainsboro, New Jersey 08536 Attention: Terry K. Glenn

With a copy to:	Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Joel H. Goldberg, Esq.

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e. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

f. Amendment. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

g. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

h. Assignment. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.

i. Fees and Expenses. With respect to expenses incurred in connection with the Reorganization, (i) GUF shall pay all expenses incurred which are solely attributable to GUF and the conduct of its business, (ii) UIF shall pay all expenses incurred which are solely attributable to UIF and the conduct of its business, and (iii) UIF and GUF shall pay all other expenses incurred in connection with the Reorganization pro rata according to each fund’s net assets on the Valuation Date, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include costs of preparing and filing a Ruling, legal and accounting fees, state securities fees (if any), printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. If for any reason the Reorganization is not consummated, a party shall not be liable to the other party hereto for any damages resulting therefrom, including, without limitation, consequential damages, except to the extent that such party acted with willful misfeasance, bad faith, willful misconduct or reckless disregard.

j. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

1-29

k. Headings. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

l. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Merrill Lynch Utility Income Fund, Inc.

By:
Name:
Title:

Attest:

By:
Name:
Title:

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Merrill Lynch Utility Income Fund, Inc.

By:
Name:
Title:

Attest:

By:
Name:
Title:

1-31

MAY __, 2000

SUBJECT TO COMPLETION PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED

STATEMENT OF ADDITIONAL INFORMATION MERRILL LYNCH UTILITY INCOME FUND, INC. MERRILL LYNCH GLOBAL UTILITY FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Utility Income Fund Inc. (“Utility Income Fund”) and Merrill Lynch Global Utility Fund, Inc. (“Global Utility Fund”) dated May __, 2000 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Utility Fund at (800) MER-FUND, or by writing to Global Utility Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Global Utility Fund is contained in and incorporated by reference to its Prospectus, dated March 28, 2000, and its Statement of Additional Information, dated March 28, 2000, which are incorporated by reference into this Statement of Additional Information. Global Utility Fund’s Statement of Additional Information and Prospectus accompany this Statement of Additional Information. Global Utility Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 1999 is incorporated herein by reference and accompanies this Statement of Additional Information.

Further information about Utility Income Fund is contained in and incorporated by reference to its Prospectus, dated December 8, 1999, and its Statement of Additional Information, dated December 8, 1999, which are incorporated by reference into this Statement of Additional Information. Utility Income Fund’s Statement of Additional Information and Prospectus accompany this Statement of Additional Information. Utility Income Fund’s Semi-Annual Report to Shareholders for the six months ended April 30, 1999 is also incorporated herein by reference.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Utility Income Fund and Global Utility Fund, other material incorporated by reference and other information regarding Utility Income Fund and Global Utility Fund.

TABLE OF CONTENTS

The date of this Statement of Additional Information is May [__], 2000.

GENERAL INFORMATION

The shareholders of Utility Income Fund are being asked to approve the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Utility Income Fund by Global Utility Fund solely in exchange for an equal aggregate value of newly-issued shares of Global Utility Fund (the “Reorganization”). Global Utility Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Shareholders of Utility Income Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on June 27, 2000, at 10:00 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of Utility Income Fund should refer to the Proxy Statement and Prospectus. For further information about Global Utility Fund, Utility Income Fund shareholders should refer to Global Utility Fund’s Statement of Additional Information and Prospectus, each dated March 29, 2000, and the Annual Report to Shareholders of Global Utility Fund for the fiscal year ended November 30, 1999 each of which accompany this Statement of Additional Information and are incorporated by reference herein. For further information about Utility Income Fund, shareholders should refer to Utility Income Fund’s Statement of Additional Information and Prospectus, each dated December 8, 1999, which accompany this Statement of Additional Information and are incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Global Utility Fund

Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999 and the independent auditor’s report thereon, dated _________, 1999 of Global Utility Fund are incorporated by reference from Global Utility Fund’s Annual Report to Shareholders, which accompanies this Statement of Additional Information.

Utility Income Fund

Audited financial statements and accompanying notes for the fiscal year ended August 30, 1999, and the independent auditor’s report thereon, dated __________, 1999, of Utility Income Fund are incorporated by reference from Utility Income Fund’s Annual Report to Shareholders, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes for the six months ended February 29, 2000, for Utility Income Fund are incorporated by reference from Utility Income Fund’s Semi-Annual Report to Shareholders for the six months ended February 29, 2000, which is incorporated herein by reference.

2

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH, GLOBAL UTILITY FUND INC. AND MERRILL LYNCH UTILITY INCOME FUND INC. [INSERT DATE] (UNAUDITED)

Industries	Shares Held	Stocks	Global Utility Fund+	Utility Income Fund+	Pro Forma for Combined Fund+

F-1

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH GLOBAL UTILITY FUND INC. AND MERRILL LYNCH UTILITY INCOME FUND INC. (UNAUDITED)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Global Utility Fund Inc. (“Global Utility Fund”) and Merrill Lynch Utility Income Fund, Inc. (“Utility Income Fund”) has been derived from the Statements of Assets and Liabilities of Global Utility Fund and Utility Income Fund as of [Insert Date], and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on [Insert Date]. The Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on [Insert Date]. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Global Utility Fund included in its Annual Report to Shareholders, which accompanies this Statement of Additional Information and from Utility Income Fund’s audited financial statements and related notes included in its Annual Report to Shareholders, which is incorporated herein by reference.

	Global Utility Fund	Utility Income Fund	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*
Cash
Foreign Cash
Receivables:
Capital shares sold
Securities sold
Dividends
Deferred organization expenses
Prepaid registration fees and other assets
Total assets

Liabilities:
Payables:
Dividends to Shareholders
Securities purchased
Capital shares redeemed
Capital shares redeemed
Distributor
Investment adviser
Accrued expenses and other liabilities
Total liabilities

Net Assets:
Net Assets:

Net Assets Consist of:
Class A shares of beneficial interest, $0.10 par value, 100,000,000 shares authorized

F-2

	Global Utility Fund	Utility Income Fund	Adjustments	Pro Forma for Combined Fund
Class B shares of beneficial interest, $0.10 par value, 100,000,000 shares authorized
Class C shares of beneficial interest, $0.10 par value, 100,000,000 shares authorized
Class D shares of beneficial interest, $0.10 par value, 100,000,000 shares authorized
Paid-in capital in excess of par
Accumulated investment income (loss) — net
Undistributed realized capital gains on investments and foreign currency transactions — net
Unrealized appreciation on investments and foreign currency transactions — net
Net assets

F-3

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH GLOBAL UTILITY FUND INC. AND MERRILL LYNCH UTILITY INCOME FUND, INC. (UNAUDITED) (concluded)

	Global Utility Fund	Utility Income Fund	Adjustments	Pro Forma for Combined Fund
Net Asset Value:
Class A:
Net assets	$	$	$	$
Shares outstanding
Net asset value	$	$	$
Class B:
Net assets	$	$	$	$
Shares outstanding
Net asset value	$	$	$	$
Class C:
Net assets	$	$	$	$
Shares outstanding
Net asset value	$	$	$	$

*identified cost	$	$	$	$

See Notes to Financial Statements.

F-4

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR MERRILL LYNCH GLOBAL UTILITY FUND, INC. AND MERRILL LYNCH UTILITY INCOME FUND, INC. (UNAUDITED)

The following unaudited Pro Forma Combined Statement of Operations for Global Utility Fund and Utility Income Fund has been derived from the Statements of Operations of Global Utility Fund and Utility Income Fund for the ____ months ended [Insert Date], and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on [Insert Date]. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on [Insert Date]. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Global Utility Fund included in its Annual Report to Shareholders, which accompanies this Statement of Additional Information and from Utility Income Fund’s audited financial statements and related notes included in its Annual Report to Shareholders, which is incorporated herein by reference.

	Global Utility Fund	Utility Income Fund	Adjustments	Pro Forma for Combined Fund
Investment Income:
Dividends**
Interest and discount earned
Total income
Expenses:
Investment advisory fees
Account maintenance and distribution fees – Class B
Account maintenance and distribution fees – Class C
Transfer agent fees – Class B
Registration fees
Account maintenance fees – Class D
Custodian fees
Transfer agent fees – Class C
Transfer agent fees – Class D
Printing and shareholder reports
Accounting services
Directors’ fees and expenses
Transfer agent fees – Class A
Professional fees
Amortization of organization expenses
Pricing fees
Other
Total expenses
Investment income (loss) – net
Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions – Net:
Realized gain (loss) from:
Investments – net

F-5

	Global Utility Fund	Utility Income Fund	Adjustments	Pro Forma for Combined Fund
Foreign currency transactions – net
Change in unrealized appreciation/depreciation on:
Investments – net
Foreign currency transactions – net
Net realized and unrealized gain on investments and foreign currency transactions

Net Increase in Net Assets Resulting from Operations
** Net foreign withholding tax on dividends

F-6

MERRILL LYNCH GLOBAL UTILITY FUND, INC. AND MERRILL LYNCH UTILITY INCOME FUND, INC. NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

[TO COME]

F-7

PART C. OTHER INFORMATION

ITEM 15. Indemnification.

Reference is made to Article VI of Global Utility Fund’s (the “Registrant”) Articles of Incorporation, as amended to date, Article VI of the Registrant’s Amended and Restated By-Laws (the “By-Laws”) and Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither “interested persons”, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent directors”), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the Amended By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to be full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which

C-1

such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the Amended By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

The Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management, L.P.) (“MLAM”) limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

ITEM 16. Exhibits.

1	(a)	—	Articles of Incorporation of Registrant.(1)
	(b)	—	Articles of Amendment.(2)
	(c)	—	Articles Supplementary. (2)
2		—	Amended and Restated By-Laws of the Registrant.(3)
3		—	Not Applicable.
4		—

[Form of] Agreement and Plan of Reorganization between the Registrant and Merrill Lynch Utility Income Fund, Inc. (included in Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement).

5		—	Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and Amended and Restated By-Laws of the Registrant.(4)
6	(a)	—	Management Agreement between Registrant and Merrill Lynch Asset Management, L.P. (5)
	(b)	—	Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited. (6)
7	(a)	—	Class A Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (3)
	(b)	—	Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(5)

C-2

	(c)	—	Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (3)
	(d)	—	Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributors, Inc. (3)
8		—	None.
9		—	Custody Agreement between the Registrant and The Chase Manhattan Bank, N.A. (5)
10	(a)	—	Amended and Restated Class B Distribution Plan of the Registrant and Class B Distribution Plan Sub-Agreement. (7)
	(b)	—	Class C Distribution Plan and Class C Distribution Plan Sub-Agreement. (3)
	(c)	—	Class D Distribution Plan and Class D Distribution Plan Sub-Agreement. (3)
	(d)	—	Rule 18f-3 Plan of Registrant. (8)
11		—	Opinion and Consent of Swidler Berlin Shereff Friedman, LLP, counsel for the Registrant.*
12		—	Private Letter Ruling from the Internal Revenue Service.*
13		—	Not applicable.
14		—	Consent of Deloitte & Touche LLP, independent auditors for Registrant and Merrill Lynch Utility Income Fund, Inc.*
15		—	Not applicable.
16		—	Power of Attorney. (11)
17	(a)	—	Prospectus dated March 28, 2000 and Statement of Additional Information dated March 28, 2000 of the Registrant. (12)
	(b)	—	Annual Report to the Shareholders of the Registrant for the year ended November 30, 1999. (13)
	(c)	—	Prospectus dated December 8, 1999 and Statement of Additional Information dated December 8, 1999 of Merrill Lynch Utility Income Fund, Inc. (14)
	(d)	—	Form of Proxy.

*	To be filed by amendment.

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(1)	Incorporated by reference to Exhibit 1 to the Registrant’s initial Registration Statement on form N-1A (File No. 33-37103).

(2)	Incorporated by reference to the identically numbered exhibits to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 33-37103).

(3)	Incorporated by reference to the corresponding exhibit numbers to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 33-37103), as set forth below:

Exhibit Number	Incorporated by Reference to Exhibit Number

2	2
7(a)	6(a)
7(c)	6(c)
7(d)	6(d)
10(b)	15(b)
10(c)	15(c)
10(d)	17(a)

(4)	Reference is made to Article I (sections 1.1 and 1.2), Article II (sections 2.2, 2.3 and 2.4), Article IV (sections 4.1, 4.3, and 4.4), Article V (sections 5.1, 5.2, 5.3 and 5.5), Article VI (sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.7 and 6.8), Article VII (section 7.1), Article VIII (sections 8.1, 8.2 and 8.3), Article IX (section 9.2), Article X (sections 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8), and Article XI (sections 11.2, 11.3, 11.4 and 11.5) of the Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit 1(a) to the Form N-1A; the Certificate of Establishment and Designation, filed as Exhibit 1(b) to the Form N-1A; the Certificate of Amendment to the Declaration of Trust and Establishment and Designation of Classes, filed as Exhibit 1(c) to the Form N-1A; and Article I, Article V and Article VII of the Registrant’s Amended and Restated By-Laws, filed as Exhibit 2 to the Form N-1A.

(5)	Incorporated by reference to the corresponding exhibit numbers to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 33-37103), as set forth below:

Exhibit Number	Incorporated by Reference to Exhibit Number

6(a)	5
7(b)	6(b)
9	8

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(6)	Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on form N-1A (File No. 33-7103).

(7)	Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on form N-1A (File No. 33-37103).

(8)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A of Merrill Lynch Multi-State Municipal Series Trust on January 25, 1996 (File Nos. 2-99473 and 811-4375).

(9)	Filed on August 29, 1997, as an Exhibit to Post-Effective Amendment No. 6 to the Form N-1A.

(10)	Included on the signature page of this Registration Statement.

(11)	Incorporated by reference to Exhibit No. 14(b) of Post-Effective No. 13 to Registrant’s Registration Statement on Form N-1A as filed on March 13, 2000 (File No. 33-37103).

(12)	Incorporated by reference to Post-Effective No. 13 to Registrant’s Registration Statement on Form N-1A as filed on March 13, 2000 (File No. 33-37103).

(13)	Incorporated by reference to Registrant’s Annual Report on Form N-30D as filed on January 12, 2000 (File No. 33-37103).

(14)	Incorporated by reference to Post-Effective Amendment No. 8 to Merrill Lynch Utility Income Fund, Inc.’s Registration Statement on Form N-1A as filed on December 8, 1999 (File No. 33-49787).

ITEM 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or the opinion of counsel received as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-5

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 14th day of April, 2000.

Merrill Lynch Global Utlility Fund, Inc. (Registrant)

By	/s/TERRY K. GLENN (Terry K. Glenn, President)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/TERRY K. GLENN (Terry K. Glenn)	President and Director (Principal Executive Officer)	April 14, 2000

* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

*	Director
(Ronald W. Forbes)

*	Director
(Cynthia A. Montgomery)

*		Director
(Charles C. Reilly)

*		Director
(Kevin A. Ryan)

*		Director
(Richard R. West)

*		Director
(Arthur Zeikel)

* This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By:	/S/ TERRY K. GLENN	Director	April 14, 2000
(Terry K. Glenn, Attorney-in-Fact)

C-6

EXHIBIT INDEX

Exhibit No.
17	(d)	—	Form of Proxy.